Prepared by, Record and Return to: Patrick R. Gillard Ballard Spahr LLP 1735 Market Street, 51st Floor Philadelphia, PA 19103 (215) 864-8536 Counterpart ______ of 30 PECO ENERGY COMPANY TO U.S. BANK NATIONAL ASSOCIATION, TRUSTEE ______________________ ONE HUNDRED AND TWENTY-FIFTH SUPPLEMENTAL INDENTURE DATED AS OF AUGUST 15, 2025 TO FIRST AND REFUNDING MORTGAGE OF THE COUNTIES GAS AND ELECTRIC COMPANY TO FIDELITY TRUST COMPANY, TRUSTEE DATED MAY 1, 1923 __________________ 4.875% SERIES DUE 2035 5.650% SERIES DUE 2055 (New Series)

1 THIS SUPPLEMENTAL INDENTURE dated as of August 15, 2025 by and between PECO ENERGY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the Company), party of the first part, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (hereinafter called the Trustee), as Trustee under the Mortgage hereinafter mentioned, party of the second part, Witnesseth that WHEREAS, The Counties Gas and Electric Company (hereinafter called Counties Company), a Pennsylvania corporation and a predecessor to the Company, duly executed and delivered to Fidelity Trust Company, a Pennsylvania corporation to which the Trustee is successor, as Trustee, a certain indenture of mortgage and deed of trust dated May 1, 1923 (hereinafter called the Mortgage), to provide for the issue of, and to secure, its First and Refunding Mortgage Bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage, the initial series of Bonds being designated the 6% Series of 1923, and the terms and provisions of other series of bonds secured by the Mortgage to be determined as provided in the Mortgage; and WHEREAS, thereafter Counties Company, Philadelphia Suburban-Counties Gas and Electric Company (hereinafter called Suburban Company), and the Company, respectively, have from time to time executed and delivered indentures supplemental to the Mortgage, providing for the creation of additional series of bonds secured by the Mortgage and for amendment of certain of the terms and provisions of the Mortgage and of indentures supplemental thereto, or evidencing the succession of Suburban Company to Counties Company and of the Company to Suburban Company, such indentures supplemental to the Mortgage, the respective dates, parties thereto, and purposes thereof, being as follows:

2 Supplemental Indenture and Date Parties Providing for: First September 1, 1926 Counties Company to Fidelity-Philadelphia Trust Company (Successor to Fidelity Trust Company) Bonds of 5% Series of 1926 Second May 1, 1927 Suburban Company to Fidelity-Philadelphia Trust Company Evidencing succession of Suburban Company to Counties Company Third May 1, 1927 Suburban Company to Fidelity-Philadelphia Trust Company Bonds of 4-1/2% Series due 1957; amendment of certain provisions of Mortgage Fourth November 1, 1927 Suburban Company to Fidelity-Philadelphia Trust Company Additional Bonds of 4-1/2% Series due 1957 Fifth January 31, 1931 Company to Fidelity-Philadelphia Trust Company Evidencing succession of Company to Suburban Company Sixth February 1, 1931 Company to Fidelity-Philadelphia Trust Company Bonds of 4% Series due 1971 Seventh March 1, 1937 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/2% Series due 1967; amendment of certain provisions of Mortgage Eighth December 1, 1941 Company to Fidelity-Philadelphia Trust Company Bonds of 2-3/4% Series due 1971; amendment of certain provisions of Mortgage Ninth November 1, 1944 Company to Fidelity-Philadelphia Trust Company Bonds of 2-3/4% Series due 1967 and 2-3/4% Series due 1974; amendment of certain provisions of Mortgage Tenth December 1, 1946 Company to Fidelity-Philadelphia Trust Company Bonds of 2-3/4% Series due 1981; amendment of certain provisions of Mortgage*

3 Supplemental Indenture and Date Parties Providing for: Eleventh February 1, 1948 Company to Fidelity-Philadelphia Trust Company Bonds of 2-7/8% Series due 1978* Twelfth January 1, 1952 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/4% Series due 1982* Thirteenth May 1, 1953 Company to Fidelity-Philadelphia Trust Company Bonds of 3-7/8% Series due 1983* Fourteenth December 1, 1953 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/8% Series due 1983* Fifteenth April 1, 1955 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/8% Series due 1985* Sixteenth September 1, 1957 Company to Fidelity-Philadelphia Trust Company Bonds of 4-5/8% Series due 1987; amendment of certain provisions of Mortgage* Seventeenth May 1, 1958 Company to Fidelity-Philadelphia Trust Company Bonds of 3-3/4% Series due 1988; amendment of certain provisions of Mortgage* Eighteenth December 1, 1958 Company to Fidelity-Philadelphia Trust Company Bonds of 4-3/8% Series due 1986* Nineteenth October 1, 1959 Company to Fidelity-Philadelphia Trust Company Bonds of 5% Series due 1989* Twentieth May 1, 1964 Company to Fidelity-Philadelphia Trust Company Bonds of 4-1/2% Series due 1994* Twenty-first October 15, 1966 Company to Fidelity-Philadelphia Trust Company Bonds of 6% Series due 1968-1973*

4 Supplemental Indenture and Date Parties Providing for: Twenty-second June 1, 1967 Company to The Fidelity Bank (formerly Fidelity-Philadelphia Trust Company) Bonds of 5-1/4 % Series due 1968-1973 and 5-3/4 % Series due 1977* Twenty-third October 1, 1957 Company to The Fidelity Bank Bonds of 6-1/8 % Series due 1997* Twenty-fourth March 1, 1968 Company to The Fidelity Bank Bonds of 6-1/2% Series due 1993; amendment of Article XIV of Mortgage* Twenty-fifth September 10, 1968 Company to The Fidelity Bank Bonds of 1968 Series due 1969-1976* Twenty-sixth August 15, 1969 Company to The Fidelity Bank Bonds of 8% Series due 1975* Twenty-seventh February 1, 1970 Company to The Fidelity Bank Bonds of 9% Series due 1995* Twenty-eighth May 1, 1970 Company to The Fidelity Bank Bonds of 8-1/2% Series due 1976* Twenty-ninth December 15, 1970 Company to The Fidelity Bank Bonds of 7-3/4% Series due 2000* Thirtieth August 1, 1971 Company to The Fidelity Bank Bonds of 8-1/4% Series due 1996* Thirty-first December 15, 1971 Company to The Fidelity Bank Bonds of 7-3/8% Series due 2001; amendment of Article XI of Mortgage* Thirty-second June 15, 1972 Company to The Fidelity Bank Bonds of 7-1/2% Series due 1998* Thirty-third January 15, 1973 Company to The Fidelity Bank Bonds of 7-1/2% Series due 1999* Thirty-fourth January 15, 1974 Company to The Fidelity Bank Bonds of 8-1/2% Series due 2004 Thirty-fifth October 15, 1974 Company to The Fidelity Bank Bonds of 11% Series due 1980*

5 Supplemental Indenture and Date Parties Providing for: Thirty-sixth April 15, 1975 Company to The Fidelity Bank Bonds of 11-5/8% Series due 2000* Thirty-seventh August 1, 1975 Company to The Fidelity Bank Bonds of 11% Series due 2000* Thirty-eighth March 1, 1976 Company to The Fidelity Bank Bonds of 9-1/8% Series due 2006* Thirty-ninth August 1, 1976 Company to The Fidelity Bank Bonds of 9-5/8% Series due 2002* Fortieth February 1, 1977 Company to The Fidelity Bank Bonds of Pollution Control Series A and Pollution Control Series B* Forty-first March 15, 1977 Company to The Fidelity Bank Bonds of 8-5/8% Series due 2007* Forty-second July 15, 1977 Company to The Fidelity Bank Bonds of 8-5/8% Series due 2003* Forty-third March 15, 1978 Company to The Fidelity Bank Bonds of 9-1/8% Series due 2008* Forty-fourth October 15, 1979 Company to The Fidelity Bank Bonds of 12-1/2% Series due 2005* Forty-fifth October 15, 1980 Company to The Fidelity Bank Bonds of 13-3/4% Series due 1992* Forty-sixth March 1, 1981 Company to The Fidelity Bank Bonds of 15-1/4% Series due 1996; amendment of Article VIII of Mortgage* Forty-seventh March 1, 1981 Company to The Fidelity Bank Bonds of 15% Series due 1996; amendment of Article VIII of Mortgage* Forty-eighth July 1, 1981 Company to The Fidelity Bank Bonds of 17-5/8% Series due 2011* Forty-ninth September 15, 1981 Company to The Fidelity Bank Bonds of 18-3/4% Series due 2009*

6 Supplemental Indenture and Date Parties Providing for: Fiftieth April 1, 1982 Company to The Fidelity Bank Bonds of 18% Series due 2012* Fifty-first October 1, 1982 Company to The Fidelity Bank Bonds of 15-3/8% Series due 2010* Fifty-second June 15, 1983 Company to The Fidelity Bank Bonds of 13-3/8% Series due 2013* Fifty-third November 15, 1984 Company to Fidelity Bank, National Association (formerly The Fidelity Bank) Bonds of 13.05% Series due 1994; amendment of Article VIII of Mortgage* Fifty-fourth December 1, 1984 Company to Fidelity Bank, National Association Bonds of 14% Series due 1988-1994; amendment of Article VIII of Mortgage* Fifty-fifth May 15, 1985 Company to Fidelity Bank, National Association Bonds of Pollution Control Series C* Fifty-sixth October 1, 1985 Company to Fidelity Bank, National Association Bonds of Pollution Control Series D* Fifty-seventh November 15, 1985 Company to Fidelity Bank, National Association Bonds of 10-7/8% Series due 1995* Fifty-eight November 15, 1985 Company to Fidelity Bank, National Association Bonds of 11-3/4% Series due 2014* Fifty-ninth June 1, 1986 Company to Fidelity Bank, National Association Bonds of Pollution Control Series E* Sixtieth November 1, 1986 Company to Fidelity Bank, National Association Bonds of 10-1/4% Series due 2016* Sixty-first November 1, 1986 Company to Fidelity Bank, National Association Bonds of 8-3/4% Series due 1994* Sixty-second April 1, 1987 Company to Fidelity Bank, National Association Bonds of 9-3/8% Series due 2017* Sixty-third July 15, 1987 Company to Fidelity Bank, National Association Bonds of 11% Series due 2016* Sixty-fourth July 15, 1987 Company to Fidelity Bank, National Association Bonds of 10% Series due 1997*

7 Supplemental Indenture and Date Parties Providing for: Sixty-fifth August 1, 1987 Company to Fidelity Bank, National Association Bonds of 10-1/4% Series due 2007* Sixty-sixth October 15, 1987 Company to Fidelity Bank, National Association Bonds of 11% Series due 1997* Sixty-seventh October 15, 1987 Company to Fidelity Bank, National Association Bonds of 12-1/8% Series due 2016* Sixty-eighth April 15, 1988 Company to Fidelity Bank, National Association Bonds of 10% Series due 1998* Sixty-ninth April 15, 1988 Company to Fidelity Bank, National Association Bonds of 11% Series due 2018* Seventieth June 15, 1989 Company to Fidelity Bank, National Association Bonds of 10% Series due 2019* Seventy-first October 1, 1989 Company to Fidelity Bank, National Association Bonds of 9-7/8% Series due 2019* Seventy-second October 1, 1989 Company to Fidelity Bank, National Association Bonds of 9-1/4% Series due 1999* Seventy-third October 1, 1989 Company to Fidelity Bank, National Association Medium-Term Note Series A* Seventy-fourth October 15, 1990 Company to Fidelity Bank, National Association Bonds of 10-1/2% Series due 2020* Seventy-fifth October 15, 1990 Company to Fidelity Bank, National Association Bonds of 10% Series due 2000* Seventy-sixth April 1, 1991 Company to Fidelity Bank, National Association Bonds of Pollution Control Series F and Pollution Control Series G* Seventy-seventh December 1, 1991 Company to Fidelity Bank, National Association Bonds of Pollution Control Series H* Seventy-eighth January 15, 1992 Company to Fidelity Bank, National Association Bonds of 7-1/2% 1992 Series due 1999* Seventy-ninth April 1, 1992 Company to Fidelity Bank, National Association Bonds of 8% Series due 2002*

8 Supplemental Indenture and Date Parties Providing for: Eightieth April 1, 1992 Company to Fidelity Bank, National Association Bonds of 8-3/4% Series due 2022* Eighty-first June 1, 1992 Company to Fidelity Bank, National Association Bonds of Pollution Control Series I* Eighty-second June 1, 1992 Company to Fidelity Bank, National Association Bonds of 8-5/8% Series due 2022* Eighty-third July 15, 1992 Company to Fidelity Bank, National Association Bonds of 7-1/2% Series due 2002* Eighty-fourth September 1, 1992 Company to Fidelity Bank, National Association Bonds of 8-1/4% Series due 2022* Eighty-fifth September 1, 1992 Company to Fidelity Bank, National Association Bonds of 7-1/8% Series due 2002* Eighty-sixth March 1, 1993 Company to Fidelity Bank, National Association Bonds of 6-5/8% Series due 2003* Eighty-Seventh March 1, 1993 Company to Fidelity Bank, National Association Bonds of 7-3/4% Series due 2023* Eighty-eighth March 1, 1993 Company to Fidelity Bank, National Association Bonds of Pollution Control Series J, Pollution Control Series K, Pollution Control Series L and Pollution Control Series M* Eighty-ninth May 1, 1993 Company to Fidelity Bank, National Association Bonds of 6-1/2% Series due 2003* Ninetieth May 1, 1993 Company to Fidelity Bank, National Association Bonds of 7-3/4% Series 2 due 2023* Ninety-first August 15, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 7-1/8% Series due 2023* Ninety-second August 15, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 6-3/8% Series due 2005* Ninety-third August 15, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 5-3/8% Series due 1998*

9 Supplemental Indenture and Date Parties Providing for: Ninety-fourth November 1, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 7-1/4% Series due 2024* Ninety-fifth November 1, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 5-5/8% Series due 2001* Ninety-sixth May 1, 1995 Company to First Fidelity Bank, N.A., Pennsylvania Medium Term Note Series B* Ninety-seventh October 15, 2001 Company to First Union National Bank (formerly First Fidelity Bank, N.A., Pennsylvania) Bonds of 5.95% Series due 2011* Ninety-eighth October 1, 2002 Company to Wachovia Bank, National Association Bonds of 5.95% Series Due 2011* Ninety-ninth September 15, 2002 Company to Wachovia Bank, National Association Bonds of 4.75% Series Due 2012* One Hundredth April 15, 2003 Company to Wachovia Bank, National Association Bonds of 3.50% Series Due 2008* One Hundred and First April 15, 2004 Company to Wachovia Bank, National Association Bonds of 5.90% Series Due 2034* One Hundred and Second September 15, 2006 Company to Wachovia Bank, National Association Bonds of 5.95% Series Due 2036; amendment of certain provisions of Mortgage* One Hundred and Third March 15, 2007 Company to U.S. Bank National Association Bonds of 5.70% Series Due 2037* One Hundred and Fourth February 15, 2008 Company to U.S. Bank National Association Bonds of 5.35% Series Due 2018* One Hundred and Fifth February 15, 2008 Company to U.S. Bank National Association Bonds of Pollution Control Series N* One Hundred and Sixth September 15, 2008 Company to U.S. Bank National Association Bonds of 5.60% Series Due 2013* One Hundred and Seventh March 15, 2009 Company to U.S. Bank National Association Bonds of 5.00% Series Due 2014* One Hundred and Eighth September 1, 2012 Company to U.S. Bank National Association Bonds of 2.375% Series Due 2022*

10 Supplemental Indenture and Date Parties Providing for: One Hundred and Ninth September 15, 2013 Company to U.S. Bank National Association Bonds of 1.200% Series Due 2016* One Hundred and Tenth September 15, 2013 Company to U.S. Bank National Association Bonds of 4.800% Series Due 2043* One Hundred and Eleventh September 1, 2014 Company to U.S. Bank National Association Bonds of 4.150% Series Due 2044* One Hundred and Twelfth September 15, 2015 Company to U.S. Bank National Association Bonds of 3.15% Series Due 2025* One Hundred and Thirteenth September 1, 2016 Company to U.S. Bank National Association Bonds of 1.700% Series Due 2021* One Hundred and Fourteenth September 1, 2017 Company to U.S. Bank National Association Bonds of 3.700% Series Due 2047* One Hundred and Fifteenth February 1, 2018 Company to U.S. Bank National Association Bonds of 3.900% Series Due 2048* One Hundred and Sixteenth September 1, 2018 Company to U.S. Bank National Association Bonds of 3.900% Series Due 2048 (Additional Issuance of Bonds of 3.900% Series due 2048) One Hundred and Seventeenth August 15, 2019 Company to U.S. Bank National Association Bonds of 3.000% Series Due 2049* One Hundred and Eighteenth June 1, 2020 Company to U.S. Bank National Association Bonds of 2.800% Series Due 2050* One Hundred and Nineteenth February 15, 2021 Company to U.S. Bank National Association Bonds of 3.050% Series Due 2051* One Hundred and Twentieth September 1, 2021 Company to U.S. Bank National Association Bonds of 2.850% Series Due 2051* One Hundred and Twenty- first May 1, 2022 Company to U.S. Bank National Association Bonds of 4.600% Series Due 2052* One Hundred and Twenty- second August 1, 2022 Company to U.S. Bank National Association Bonds of 4.375% Series Due 2052* One Hundred and Twenty- third June 1, 2023 Company to U.S. Bank National Association Bonds of 4.900% Series Due 2033*

11 Supplemental Indenture and Date Parties Providing for: One Hundred and Twenty- fourth August 15, 2024 Company to U.S. Bank National Association Bonds of 5.250% Series Due 2054* *And amendment of certain provisions of the Ninth Supplemental Indenture.

12 WHEREAS, the respective principal amounts of the bonds of each series presently outstanding under the Mortgage and the several supplemental indentures above referred to, are as follows: Series PRINCIPAL AMOUNT 5.90% Series due 2034 ........................................................................... $ 75,000,000 5.95% Series due 2036 ............................................................................ 300,000,000 5.70% Series due 2037 ............................................................................ 175,000,000 4.80% Series due 2043 ............................................................................ 250,000,000 4.150% Series due 2044 ............................................................................ 300,000,000 3.150% Series due 2025 ............................................................................ 350,000,000 3.700% Series due 2047 ............................................................................ 325,000,000 3.900% Series due 2048 ............................................................................ 650,000,000 3.000% Series due 2049 ............................................................................ 325,000,000 2.800% Series due 2050 ............................................................................ 350,000,000 3.050% Series due 2051 ............................................................................ 375,000,000 2.850% Series due 2051 ............................................................................ 375,000,000 4.600% Series due 2052 ............................................................................ 350,000,000 4.375% Series due 2052 ............................................................................ 425,000,000 4.900% Series due 2033 ............................................................................ 575,000,000 5.250% Series due 2054 ............................................................................ 575,000,000 Total $5,775,000,000 WHEREAS, the Company deems it advisable and has determined, pursuant to Article XI of the Mortgage, (a) to amend Article II of the Ninth Supplemental Indenture to the Mortgage as heretofore amended; (b) to convey, pledge, transfer and assign to the Trustee and to subject specifically to the lien of the Mortgage additional property not therein or in any supplemental indenture specifically described but now owned by the Company and acquired by it by purchase or otherwise; and (c) to create two new series of bonds to be issued from time to time under, and secured by, the Mortgage, to be designated (i) PECO Energy Company First and Refunding Mortgage Bonds, 4.875% Series due 2035 (hereinafter called the “bonds of the 4.875% Series due 2035”) and (ii) PECO Energy Company First and Refunding Mortgage Bonds, 5.650% Series due 2055 (hereinafter called the “bonds of the 5.650% Series due 2055” and, together with the bonds of the 4.875% Series due 2035, collectively or individually as the context may require, the “bonds of the New Series”); and for the above-mentioned purposes to execute, deliver and record this Supplemental Indenture; and WHEREAS, the Company has determined by proper corporate action that the terms, provisions and form of the bonds of the 4.875% Series due 2035 shall be substantially as follows:

13 (Form of Face of Bond) UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. PECO ENERGY COMPANY REGISTERED NUMBER FIRST AND REFUNDING MORTGAGE BOND, 4.875% Series due 2035, DUE SEPTEMBER 15, 2035 PECO Energy Company, a Pennsylvania corporation (hereinafter called the Company), for value received, hereby promises to pay to Cede & Co. or registered assigns, Five Hundred Twenty-Five Million Dollars on September 15, 2035, at the office or agency of the Company, in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date hereof at the rate of 4.875 percent per annum in like coin or currency, payable at either of the offices aforesaid on March 15 and September 15 of each year, beginning on March 15, 2026, until the Company’s obligation with respect to the payment of such principal shall have been discharged. The record date for determining the registered holder of this bond entitled to an interest payment shall be fourteen calendar days prior to any interest payment date. Only the registered holder on such record date shall be entitled to receive such payment, notwithstanding any transfer of this bond upon the registration books subsequent to such record date. This bond shall not be valid or become obligatory for any purpose unless it shall have been authenticated by the certificate of the Trustee under said Mortgage endorsed hereon. The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place. [Remainder of this page intentionally left blank]

14 IN WITNESS WHEREOF, PECO Energy Company has caused this instrument to be signed in its corporate name with the manual or facsimile signature of its Treasurer or Assistant Treasurer, duly attested by the manual or facsimile signature of its Secretary or an Assistant Secretary. Dated: PECO ENERGY COMPANY By_________________________________ Treasurer or Assistant Treasurer Attest______________________________ Secretary or Assistant Secretary

15 (Form of Reverse of Bond) PECO ENERGY COMPANY First and Refunding Mortgage Bond, 4.875% Series Due 2035, Due September 15, 2035 (CONTINUED) This bond is one of a duly authorized issue of bonds of the Company, unlimited as to amount except as provided in the Mortgage hereinafter mentioned or in any indenture supplemental thereto, and is one of a series of said bonds known as First and Refunding Mortgage Bonds, 4.875% Series due 2035. This bond and all other bonds of said issue are issued and to be issued under and pursuant to and are all secured equally and ratably by an indenture of mortgage and deed of trust dated May 1, 1923, duly executed and delivered by The Counties Gas and Electric Company (to which the Company is successor) to Fidelity Trust Company, as Trustee (to which U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, is successor Trustee), as amended, modified or supplemented by certain supplemental indentures from the Company or its predecessors to said successor Trustee or its predecessors, said mortgage, as so amended, modified or supplemented being herein called the Mortgage. Reference is hereby made to the Mortgage for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of said bonds and of the Trustee in respect of such security, the rights, duties, indemnities and immunities of the Trustee, and the terms and conditions upon which said bonds are and are to be secured, and the circumstances under which additional bonds may be issued. As provided in the Mortgage, the bonds secured thereby may be for various principal sums and are issuable in series, which series may mature at different times, may bear interest at different rates, and may otherwise vary. The bonds of this series mature on September 15, 2035, and are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Any bond or bonds of this series may be exchanged for another bond or bonds of this series in a like aggregate principal amount in authorized denominations, upon presentation at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, all subject to the terms of the Mortgage but without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange. The bonds of this series are redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC’s (or another depositary’s) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to June 15, 2035 (three months prior to the maturity date of the bonds of this series) (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in

16 payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption. On or after the Par Call Date, the Company may redeem bonds of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this series being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date. “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

17 The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price. In the case of a partial redemption, selection of the bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any bonds of this series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the bonds of this series to be redeemed. New bonds of this series in a principal amount equal to the unredeemed portion of the bonds of this series will be issued in the name of the holder of the bonds of this series upon surrender for cancellation of the original bonds of this series. For so long as the bonds of this series are held by DTC (or another depositary), the redemption of the bonds of this series shall be done in accordance with the policies and procedures of the depositary. The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Mortgage upon the happening of an event of default as in the Mortgage provided. This bond is transferable by the registered holder hereof in person or by attorney, duly authorized in writing, at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in books of the Company to be kept for that purpose, upon surrender and cancellation hereof, and upon any such transfer, a new registered bond or bonds, without coupons, of this series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor, all subject to the terms of the Mortgage but without payment of any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the transfer. The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. No recourse shall be had for the payment of the principal of or interest on this bond to any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company or of any predecessor or successor corporation in respect to this bond is hereby expressly waived and released by every holder hereof, except to the extent that such liability may not be waived or released under the provisions of the Securities Act of 1933, as amended, or of the rules and regulations of the Securities and Exchange Commission thereunder. (End of Form of Reverse of Bond)

18 and WHEREAS, the Company has determined by proper corporate action that the terms, provisions and form of the bonds of the 5.650% Series due 2055 shall be substantially as follows:

19 (Form of Face of Bond) UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. PECO ENERGY COMPANY REGISTERED NUMBER FIRST AND REFUNDING MORTGAGE BOND, 5.650% SERIES DUE 2055, DUE SEPTEMBER 15, 2055 PECO Energy Company, a Pennsylvania corporation (hereinafter called the Company), for value received, hereby promises to pay to Cede & Co. or registered assigns, Five Hundred Twenty-Five Million Dollars on September 15, 2055, at the office or agency of the Company, in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date hereof at the rate of 5.650 percent per annum in like coin or currency, payable at either of the offices aforesaid on March 15 and September 15 of each year, beginning on March 15, 2026, until the Company’s obligation with respect to the payment of such principal shall have been discharged. The record date for determining the registered holder of this bond entitled to an interest payment shall be fourteen calendar days prior to any interest payment date. Only the registered holder on such record date shall be entitled to receive such payment, notwithstanding any transfer of this bond upon the registration books subsequent to such record date. This bond shall not be valid or become obligatory for any purpose unless it shall have been authenticated by the certificate of the Trustee under said Mortgage endorsed hereon. The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place. [Remainder of this page intentionally left blank]

20 IN WITNESS WHEREOF, PECO Energy Company has caused this instrument to be signed in its corporate name with the manual or facsimile signature of its Treasurer or Assistant Treasurer, duly attested by the manual or facsimile signature of its Secretary or an Assistant Secretary. Dated: PECO ENERGY COMPANY By_________________________________ Treasurer or Assistant Treasurer Attest______________________________ Secretary or Assistant Secretary

21 (Form of Reverse of Bond) PECO ENERGY COMPANY First and Refunding Mortgage Bond, 5.650% Series Due 2055, Due September 15, 2055 (CONTINUED) This bond is one of a duly authorized issue of bonds of the Company, unlimited as to amount except as provided in the Mortgage hereinafter mentioned or in any indenture supplemental thereto, and is one of a series of said bonds known as First and Refunding Mortgage Bonds, 5.650% Series due 2055. This bond and all other bonds of said issue are issued and to be issued under and pursuant to and are all secured equally and ratably by an indenture of mortgage and deed of trust dated May 1, 1923, duly executed and delivered by The Counties Gas and Electric Company (to which the Company is successor) to Fidelity Trust Company, as Trustee (to which U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, is successor Trustee), as amended, modified or supplemented by certain supplemental indentures from the Company or its predecessors to said successor Trustee or its predecessors, said mortgage, as so amended, modified or supplemented being herein called the Mortgage. Reference is hereby made to the Mortgage for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of said bonds and of the Trustee in respect of such security, the rights, duties, indemnities and immunities of the Trustee, and the terms and conditions upon which said bonds are and are to be secured, and the circumstances under which additional bonds may be issued. As provided in the Mortgage, the bonds secured thereby may be for various principal sums and are issuable in series, which series may mature at different times, may bear interest at different rates, and may otherwise vary. The bonds of this series mature on September 15, 2055, and are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Any bond or bonds of this series may be exchanged for another bond or bonds of this series in a like aggregate principal amount in authorized denominations, upon presentation at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, all subject to the terms of the Mortgage but without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange. The bonds of this series are redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC’s (or another depositary’s) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to March 15, 2055 (six months prior to the maturity date of the bonds of this series) (the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in

22 payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption. On or after the Par Call Date, the Company may redeem bonds of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this series being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date. “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

23 The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price. In the case of a partial redemption, selection of the bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any bonds of this series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the bonds of this series to be redeemed. New bonds of this series in a principal amount equal to the unredeemed portion of the bonds of this series will be issued in the name of the holder of the bonds of this series upon surrender for cancellation of the original bonds of this series. For so long as the bonds of this series are held by DTC (or another depositary), the redemption of the bonds of this series shall be done in accordance with the policies and procedures of the depositary. The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Mortgage upon the happening of an event of default as in the Mortgage provided. This bond is transferable by the registered holder hereof in person or by attorney, duly authorized in writing, at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in books of the Company to be kept for that purpose, upon surrender and cancellation hereof, and upon any such transfer, a new registered bond or bonds, without coupons, of this series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor, all subject to the terms of the Mortgage but without payment of any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the transfer. The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. No recourse shall be had for the payment of the principal of or interest on this bond to any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company or of any predecessor or successor corporation in respect to this bond is hereby expressly waived and released by every holder hereof, except to the extent that such liability may not be waived or released under the provisions of the Securities Act of 1933, as amended, or of the rules and regulations of the Securities and Exchange Commission thereunder. (End of Form of Reverse of Bond) WHEREAS, on the face of each of the bonds of the New Series, there is to be endorsed a certificate of the Trustee in substantially the following form, to wit: (Form of Trustee’s Certificate) This bond is one of the bonds, of the series designated therein, provided for in the within-mentioned Mortgage and in the One Hundred and Twenty-Fifth Supplemental Indenture dated as of August 15, 2025.

24 U.S. BANK NATIONAL ASSOCIATION, Trustee By______________________________ Authorized Officer and WHEREAS, all acts and things necessary to make the bonds of the New Series, when duly executed by the Company and authenticated by the Trustee as provided in the Mortgage and indentures supplemental thereto, and issued by the Company, the valid, binding and legal obligations of the Company, and this Supplemental Indenture a valid and enforceable supplement to the Mortgage, have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized. NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage and/or under any indenture supplemental thereto, according to their tenor and effect, and according to the terms of the Mortgage and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in the bonds and in the Mortgage and any indenture supplemental thereto respectively contained, and for the proper assuring, conveying, and confirming unto the Trustee, its successors in trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Mortgage and in any indentures supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, has granted, bargained, sold, conveyed, released, confirmed, pledged, assigned, transferred and set over and by these presents does grant, bargain, sell, convey, release, confirm, pledge, assign, transfer, and set over to U.S. Bank National Association, as Trustee, and to its successors in trust and its and their assigns forever, all the following described property, real, personal and mixed of the Company, viz.: The real property set forth in Exhibit A, attached hereto and hereby made a part hereof, with any improvements thereon erected as may be owned by the Company but not specifically described in the Mortgage or in any indenture supplemental thereto heretofore executed, in the places set forth in Exhibit A. All of the real property with any improvements thereon erected as may be owned by the Company and described in the Mortgage or in any indenture supplemental thereto as may heretofore have been executed, delivered and recorded, but excluding therefrom all real property heretofore released from the lien of the Mortgage. The purpose of restating such prior conveyances as security is to confirm that the obligations of the Company as provided in this Supplemental Indenture are included within the lien and security of the Mortgage, and that public record be made of such purpose and fact by the recording of this Supplemental Indenture. Together with all gas works, electric works, plants, buildings, structures, improvements and machinery located upon such real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and

25 appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any way appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances. Also all the Company’s electric transmission and distribution lines and systems, substations, transforming stations, structures, machinery, apparatus, appliances, devices and appurtenances. Also all the Company’s gas transmission and distribution mains, pipes, pipe lines and systems, storage facilities, structures, machinery, apparatus, appliances, devices and appurtenances. Also all plants, systems, works, improvements, buildings, structures, fixtures, appliances, engines, furnaces, boilers, machinery, retorts, tanks, condensers, pumps, gas tanks, holders, reservoirs, expansion tanks, gas mains and pipes, tunnels, service pipe, pipe lines, fittings, gates, valves, connections, gas and electric meters, generators, dynamos, fans, supplies, tools and implements, tracks, sidings, motor and other vehicles, all electric light lines, electric power lines, transmission lines, distribution lines, conduits, cables, stations, substations, and distributing systems, motors, conductors, converters, switchboards, shafting, belting, wires, mains, feeders, poles, towers, mast arms, brackets, pipes, lamps, insulators, house wiring connections and all instruments, appliances, apparatus, fixtures, fittings and equipment and all stores, repair parts, materials and supplies of every nature and kind whatsoever now or hereafter owned by the Company in connection with or appurtenant to its plants and systems for production, purchase, storage, transmission, distribution, utilization and sale of gas and its by-products and residual products, and/or for the generation, production, purchase, storage, transmission, distribution, utilization and sale of electricity, or in connection with such business. Also all the goodwill of the business of the Company, and all rights, claims, contracts, leases, patents, patent rights, and agreements, all accounts receivable, accounts, claims, demands, choses in action, books of account, cash assets, franchises, ordinances, rights, powers, easements, water rights, riparian rights, licenses, privileges, immunities, concessions and consents now or hereafter owned by the Company in connection with or appurtenant to its said business. Also all the right, title and interest of the Company in and to all contracts for the purchase, sale or supply of gas, and its by-products and residual products of electricity and electrical energy, now or hereafter entered into by the Company with the right on the part of the Trustee, upon the happening of an event of default as defined in the Mortgage as supplemented by any supplemental indenture, to require a specific assignment of any and all such contracts, whenever it shall request the Company to make the same. Also all rents, tolls, earnings, profits, revenues, dividends and income arising or to arise from any property now owned, leased, operated or controlled or hereafter acquired, leased, operated or controlled by the Company and subject to the lien of the Mortgage and indentures supplemental thereto. Also all the estate, right, title and interest of the Company, as lessee, in and to any and all demised premises under any and all agreements of lease now or at any time hereafter in force, insofar as the same may now or hereafter be assignable by the Company. Also all other property, real, personal and mixed not hereinbefore specified or referred to, of every kind and nature whatsoever, now owned, or which may hereafter be owned by the Company (except shares of stock, bonds or other securities not now or hereafter specifically pledged under the Mortgage and indentures supplemental thereto or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto), together with all and singular the tenements, hereditaments and

26 appurtenances thereunto belonging or in any way appertaining and the reversions, remainder or remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever as well in law as in equity of the Company of, in and to the same and every part and parcel thereof. It is the intention and it is hereby agreed that all property and the earnings and income thereof acquired by the Company after the date hereof shall be as fully embraced within the provisions hereof and subject to the lien hereby created for securing the payment of all bonds, together with the interest thereon, as if the property were now owned by the Company and were specifically described herein and conveyed hereby, provided nevertheless, that no shares of stock, bonds or other securities now or hereafter owned by the Company, shall be subject to the lien of the Mortgage and indentures supplemental thereto unless now or hereafter specifically pledged or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto. TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be, including after-acquired property, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successors in the trust hereby created, and its and their assigns forever; IN TRUST NEVERTHELESS, for the equal and pro rata benefit and security of each and every person or corporation who may be or become the holders of bonds secured by the Mortgage and indentures supplemental thereto, without preference, priority or distinction (except as provided in Section 1 of Article VIII of the Mortgage) as to lien or otherwise of any bond of any series over or from any other bond, so that (except as aforesaid) each and every of the bonds issued or to be issued, of whatsoever series, shall have the same right, lien, privilege under the Mortgage and indentures supplemental thereto and shall be equally secured thereby and hereby, with the same effect as if the bonds had all been made, issued and negotiated simultaneously on the date of the Mortgage. AND THIS SUPPLEMENTAL INDENTURE FURTHER WITNESSETH: It is hereby covenanted that all bonds secured by the Mortgage and indentures supplemental thereto with the coupons appertaining thereto, are issued to and accepted by each and every holder thereof, and that the property aforesaid and all other property subject to the lien of the Mortgage and indentures supplemental thereto is held by or hereby conveyed to the Trustee, under and subject to the trusts, conditions and limitations set forth in the Mortgage and indentures supplemental thereto and upon and subject to the further trusts, conditions and limitations hereinafter set forth, as follows, to wit: ARTICLE I AMENDMENTS OF MORTGAGE Section 1. Article II of the Ninth Supplemental Indenture to the Mortgage, as heretofore amended, is hereby further amended as follows: By adding to paragraph (d) of Section 5 and to the first clause of Section 9, the following: “4.875% SERIES DUE 2035” “5.650% SERIES DUE 2055”

27 ARTICLE II. BONDS OF THE NEW SERIES Section 1. The bonds of the New Series shall be designated as hereinabove specified for such designation in the recital immediately preceding the forms of bonds of the New Series, subject however, to the provisions of Section 2 of Article I of the Mortgage, as amended, and are issuable only as registered bonds without coupons, substantially in the form hereinbefore recited. Subject to the provisions of the Mortgage, the bonds of the New Series shall be issuable without limitation as to the aggregate principal amount thereof. The bonds of the New Series shall bear interest from the date thereof and shall be dated as of the interest payment date to which interest was paid next preceding the date of issue unless (a) such date of issue is an interest payment date to which interest was paid, in which event such bonds shall be dated as of such interest payment date, or (b) issued prior to the occurrence of the first interest payment date on which interest is to be paid, in which event such bonds shall be dated September 10, 2025. The bonds of the 4.875% Series due 2035 shall mature on September 15, 2035. The bonds of the 5.650% Series due 2055 shall mature on September 15, 2055. The bonds of the New Series shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate provided in the forms of bonds hereinbefore recited, payable on March 15 and September 15 of each year, beginning on March 15, 2026, until the Company’s obligation with respect to the payment of principal thereof shall have been discharged. In the event that any interest payment date is not a Business Day (as defined below), then the payment of interest payable on such date will be made on the next succeeding day which is a Business Day with the same force and effect as if made on the interest payment date (and without any interest or other payment in respect of such delay). Both principal and interest on bonds of the New Series shall be payable at the office or agency of the Company in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and shall be payable in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts. The bonds of the New Series shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Any bond or bonds of the New Series shall be exchangeable for another bond or bonds of the New Series in a like aggregate principal amount and maturity. Any such exchange may be made upon presentation at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange. Section 2. (a) Initially, the bonds of the New Series shall be issued pursuant to a book-entry system administered by The Depository Trust Company (or its successor, referred to herein as the “Depository”) as a global security with no physical distribution of bond certificates to be made except as provided in this Section 2. Any provisions of the Mortgage or the bonds of the New Series requiring physical delivery of bonds shall, with respect to any bonds of the New Series held under the book-entry system, be deemed to be satisfied by a notation on the bond registration books maintained by the Trustee that such bonds are subject to the book-entry system.

28 (b) So long as the book-entry system is being used, one or more bonds of the New Series in the aggregate principal amount of the bonds of the New Series and registered in the name of the Depository’s nominee (the “Nominee”) will be issued and required to be deposited with the Depository and held in its custody. The book-entry system will be maintained by the Depository and its participants and indirect participants and will evidence beneficial ownership of the bonds of the New Series, with transfers of ownership effected on the records of the Depository, the participants and the indirect participants pursuant to rules and procedures established by the Depository, the participants and the indirect participants. The principal of and any premium on each bond of the New Series shall be payable to the Nominee or any other person appearing on the registration books as the registered holder of such bond or its registered assigns or legal representative at the office of the office or agency of the Company in the City of Philadelphia, Pennsylvania or the Borough of Manhattan, The City of New York. So long as the book- entry system is in effect, the Depository will be recognized as the holder of the bonds of the New Series for all purposes. Transfers of principal, interest and any premium payments or notices to participants and indirect participants will be the responsibility of the Depository, and transfers of principal, interest and any premium payments or notices to beneficial owners will be the responsibility of participants and indirect participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Depository, the participants or the indirect participants. While the Nominee or the Depository, as the case may be, is the registered owner of the bonds of the New Series, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the bonds of the New Series shall be made to the Nominee or the Depository, as the case may be, by wire transfer in immediately available funds to the account of such holder. Without notice to or consent of the beneficial owners, the Trustee with the consent of the Company and the Depository may agree in writing to make payments of principal, redemption price and interest in a manner different from that set forth herein. In such event, the Trustee shall make payment with respect to the bonds of the New Series in such manner as if set forth herein. (c) The Company may at any time elect (i) to provide for the replacement of any Depository as the depository for the bonds of the New Series with another qualified depository, or (ii) to discontinue the maintenance of the bonds of the New Series under book-entry system. In such event, the Trustee shall give 30 days’ prior notice of such election to the Depository (or such fewer number of days acceptable to such Depository). (d) Upon the discontinuance of the maintenance of the bonds of the New Series under a book-entry system, the Company will cause the bonds to be issued directly to the beneficial owners of the bonds of the New Series, or their designees, as further described below. In such event, the Trustee shall make provisions to notify participants and beneficial owners of the bonds of the New Series, by mailing an appropriate notice to the Depository, that bonds of the New Series will be directly issued to beneficial owners of the bonds as of a date set forth in such notice (or such fewer number of days acceptable to such Depository). (e) In the event that bonds of the New Series are to be issued to beneficial owners of the bonds, or their designees, the Company shall promptly have bonds of the New Series prepared in certificated form registered in the names of the beneficial owners of such bonds shown on the records of the participants provided to the Trustee, as of the date set forth in the notice above. Bonds issued to beneficial owners, or their designees shall be substantially in the form set forth in this Supplemental Indenture, but will not include the provision related to global securities. (f) If the Depository is replaced as the depository for the bonds of the New Series with another qualified depository, the Company will issue a replacement global security substantially in the form set forth in this Supplemental Indenture.

29 (g) The Company and the Trustee shall have no liability for the failure of any Depository to perform its obligations to any participant, any indirect participant or any beneficial owner of any bonds of the New Series, and the Company and the Trustee shall not be liable for the failure of any participant, indirect participant or other nominee of any beneficial owner or any bonds of the New Series to perform any obligation that such participant, indirect participant or other nominee may incur to any beneficial owner of the bonds of the New Series. Neither the Trustee nor any of its agents shall have any responsibility for any actions taken or not taken by the Depository. (h) Notwithstanding any other provision of the Mortgage, on or prior to the date of issuance of the bonds of the New Series, the Trustee shall have executed and delivered to the initial Depository a Letter of Representations governing various matters relating to the Depository and its activities pertaining to the bonds of the New Series. The terms and provisions of such Letter of Representations are incorporated herein by reference and, in the event there shall exist any inconsistency between the substantive provisions of the said Letter of Representations and any provisions of the Mortgage, then, for as long as the initial Depository shall serve as depository with respect to the bonds of the New Series, the terms of the Letter of Representations shall govern. (i) The Company and the Trustee may rely conclusively upon (i) a certificate of the Depository as to the identity of a participant in the book-entry system; (ii) a certificate of any participant as to the identity of any indirect participant and (iii) a certificate of any participant or any indirect participant as to the identity of, and the respective principal amount of bonds of the New Series owned by, beneficial owners. (j) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplement Indenture or under applicable law with respect to any transfer or any interest in the bonds of the New Series (including any transfer between or among DTC participants, members or beneficial owners in global security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements thereof. Section 3. So long as the bonds of the New Series are held by The Depository Trust Company, such bonds of the New Series shall bear the following legend: UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. Section 4. So long as any of the bonds of the New Series remain outstanding, the Company shall keep at its office or agency in the Borough of Manhattan, The City of New York, as well as at the corporate trust office of the Trustee in the City of Philadelphia, Pennsylvania, books for the registry and transfer of outstanding bonds of the New Series, in accordance with the terms and provisions of the bonds of the New Series and the provisions of Section 8 of Article I of said Mortgage.

30 Section 5. So long as any bonds of the New Series remain outstanding, the Company shall maintain an office or agency in the City of Philadelphia, Pennsylvania, and an office or agency in the Borough of Manhattan, The City of New York, for the payment upon proper demand of the principal of, the interest on, or the redemption price of the outstanding bonds of the New Series, and will from time to time give notice to the Trustee of the location of such office or agency. In case the Company shall fail to maintain for such purpose an office or agency in the City of Philadelphia or shall fail to give such notice of the location thereof, then notices, presentations and demands in respect of the bonds of the New Series may be given or made to or upon the Trustee at its office in the City of Philadelphia and the principal of, the interest on, and the redemption price of said bonds in such event be payable at said office of the Trustee. All bonds of the New Series when paid shall forthwith be cancelled. Section 6. The record date for determining the registered holder of this bond entitled to an interest payment shall be fourteen calendar days prior to any interest payment date. Only the registered holder of such bond on such record date shall be entitled to receive such payment, notwithstanding any transfer of such bond upon the registration books subsequent to such record date. Section 7. The bonds of the New Series shall be issued under and subject to all of the terms and provisions of the Mortgage, of the indentures supplemental thereto referred to in the recitals hereof and of this Supplemental Indenture which may be applicable to such bonds or applicable to all bonds issued under the Mortgage and indentures supplemental thereto. ARTICLE III. ISSUE AND AUTHENTICATION OF BONDS OF THE 4.875% SERIES DUE 2035 In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, bonds of the 4.875% Series due 2035 in an aggregate principal amount of $525,000,000 shall forthwith be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon, whether or not this Supplemental Indenture shall have been recorded, authenticate and deliver said bonds to or upon the written order of the President, a Vice President, the Treasurer, or the Assistant Treasurer of the Company, under the terms and provisions of paragraph (e) of Section 3 of Article II of the Mortgage, as amended. ARTICLE IV. REDEMPTION OF BONDS OF THE 4.875% SERIES DUE 2035 Section 1. The bonds of the 4.875% Series due 2035 shall be redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC’s (or another depositary’s) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to June 15, 2035 (three months prior to the maturity date of the bonds of the 4.875% Series due 2035) (as used in this Article IV, the “Par Call Date”), the redemption price (expressed as a percentage of principal amount and rounded to three decimal places) shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a

31 semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. On or after the Par Call Date, the Company may redeem the bonds of the 4.875% Series due 2035, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of the 4.875% Series due 2035 being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of the 4.875% Series due 2035 or portions of the bonds of the 4.875% Series due 2035 called for redemption. For purposes of this Section 1, “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

32 “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price. In the case of a partial redemption, selection of the bonds of the 4.875% Series due 2035 for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No bonds of the 4.875% Series due 2035 of a principal amount of $2,000 or less will be redeemed in part. If any bond of the New Series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the bonds of the 4.875% Series due 2035 to be redeemed. A new bond of the New Series in a principal amount equal to the unredeemed portion of the bonds of the 4.875% Series due 2035 will be issued in the name of the holder of the bonds of the 4.875% Series due 2035 upon surrender for cancellation of the original bonds of the 4.875% Series due 2035. For so long as the bonds of the 4.875% Series due 2035 are held by DTC (or another depositary), the redemption of the bonds of the 4.875% Series due 2035 shall be done in accordance with the policies and procedures of the depositary. Section 2. In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of the 4.875% Series due 2035 as hereinbefore provided it shall comply with all the terms and provisions of Article III of the Mortgage, as amended, applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article III and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article. No publication of notice of any redemption of any bonds of the 4.875% Series due 2035 shall be required. ARTICLE V ARTICLE VIISSUE AND AUTHENTICATION OF BONDS OF THE 5.650% SERIES DUE 2055 In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, bonds of the 5.650% Series due 2055 in an aggregate principal amount of $525,000,000 shall forthwith be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon, whether or not this Supplemental Indenture shall have been recorded, authenticate and deliver said bonds to or upon the written order of the President, a Vice President, the Treasurer, or the Assistant Treasurer of the Company, under the terms and provisions of paragraph (e) of Section 3 of Article II of the Mortgage, as amended. ARTICLE VII. REDEMPTION OF BONDS OF THE 5.650% SERIES DUE 2055 Section 1. The bonds of the 5.650% Series due 2055 shall be redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC’s (or another depositary’s) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to March 15, 2055 (six months prior to the maturity date of the bonds of the 5.650% Series due 2055) (as used in this Article VII, the “Par Call Date”), the

33 redemption price (expressed as a percentage of principal amount and rounded to three decimal places) shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. On or after the Par Call Date, the Company may redeem the bonds of the 5.650% Series due 2055, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of the 5.650% Series due 2055 being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of the 5.650% Series due 2055 or portions of the bonds of the 5.650% Series due 2055 called for redemption. For purposes of this Section 1, “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United

34 States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee will have no obligation to calculate or verify the calculation of the amount of the redemption price. In the case of a partial redemption, selection of the bonds of the 5.650% Series due 2055 for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No bonds of the 5.650% Series due 2055 of a principal amount of $2,000 or less will be redeemed in part. If any bond of the New Series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the bonds of the 5.650% Series due 2055 to be redeemed. A new bond of the New Series in a principal amount equal to the unredeemed portion of the bonds of the 5.650% Series due 2055 will be issued in the name of the holder of the bonds of the 5.650% Series due 2055 upon surrender for cancellation of the original bonds of the 5.650% Series due 2055. For so long as the bonds of the 5.650% Series due 2055 are held by DTC (or another depositary), the redemption of the bonds of the 5.650% Series due 2055 shall be done in accordance with the policies and procedures of the depositary. In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of the 5.650% Series due 2055 as hereinbefore provided it shall comply with all the terms and provisions of Article III of the Mortgage, as amended, applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article III and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article. No publication of notice of any redemption of any bonds of the 5.650% Series due 2055 shall be required. ARTICLE V. CERTAIN EVENTS OF DEFAULT; REMEDIES Section 1. So long as any bonds of the New Series remain outstanding, in case one or more of the following events shall happen, such events shall, in addition to the events of default heretofore enumerated in paragraphs (a) throughout (d) of Section 2 of Article VIII of the Mortgage, constitute an “event of default” under the Mortgage, as fully as if such events were enumerated therein: (e) default shall be made in the due and punctual payment of the principal (including the full amount of any applicable optional redemption price) of any bond or bonds of the New Series whether at the maturity of said bonds, or at a date fixed for redemption of said bonds, or any of them, or by declaration as authorized by the Mortgage; Section 2. So long as any bonds of the New Series remain outstanding, Section 10 of Article VIII of the Mortgage, as heretofore amended, is hereby further amended by inserting in the first paragraph of such Section 10, immediately after the words “as herein provided,” at the end of clause (2) thereof, the following: “or (3) in case default shall be made in any payment of any interest on any bond or bonds secured by this indenture or in the payment of the principal (including any applicable optional redemption price) of any bond or bonds secured by this indenture, where such default is not of the character referred to in clause

35 (1) or (2) of this Section 10 but constitutes an event of default within the meaning of Section 2 of this Article VIII.” ARTICLE VI. CONCERNING THE TRUSTEE The Trustee hereby accepts the trust herein declared and provided and agrees to perform the same upon the terms and conditions set forth in the Mortgage, as amended and supplemented, and upon the following terms and conditions: The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In acting hereunder and with respect to the bonds of the New Series, the rights, privileges, protections, immunities and benefits afforded to the Trustee under the Mortgage and indentures supplemental thereto, including, without limitation, its right to be indemnified, are deemed to be incorporated herein, and shall be enforceable by the Trustee hereunder, in each of its capacities hereunder as if set forth herein in full. ARTICLE VII. MISCELLANEOUS Section 1. Unless otherwise clearly required by the context, the term “Trustee,” or any other equivalent term used in this Supplemental Indenture, shall be held and construed to mean the trustee under the Mortgage for the time being whether the original or a successor trustee. Section 2. The headings of the Articles of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning of the same. Section 3. Nothing expressed or mentioned in or to be implied from this Supplemental Indenture or in or from the bonds of the New Series is intended, or shall be construed, to give any person or corporation, other than the parties hereto and their respective successors, and the holders of bonds secured by the Mortgage and the indentures supplemental thereto, any legal or equitable right, remedy or claim under or in respect of such bonds or the Mortgage or any indenture supplemental thereto, or any covenant, condition or provision therein or in this Supplemental Indenture contained. All the covenants, conditions and provisions thereof and hereof are for the sole and exclusive benefit of the parties hereto and their successors and of the holders of bonds secured by the Mortgage and indentures supplemental thereto. Section 4. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all collectively but one instrument. The Trustee shall have the right to accept and act upon any notice, instruction, or other communication, including any funds transfer instruction, (each, a “Notice") received pursuant to this Agreement by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) and shall not have any duty to confirm that the person sending such Notice is, in fact, a person authorized to do so. Electronic signatures believed by Trustee to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider identified by any other party hereto and acceptable to Trustee) shall be deemed original signatures

36 for all purposes. Each other party to this Agreement assumes all risks arising out of the use of electronic signatures and electronic methods to send Notices to Trustee, including without limitation the risk of Trustee acting on an unauthorized Notice and the risk of interception or misuse by third parties. Notwithstanding the foregoing, Trustee may in any instance and in its sole discretion require that a Notice in the form of an original document bearing a manual signature be delivered to Trustee in lieu of, or in addition to, any such electronic Notice. Section 5. This Supplemental Indenture shall be effective as of August 15, 2025, but was actually executed and delivered as of August 28, 2025 by the Trustee, and as of August 15, 2025 by the Company. [Remainder of this page intentionally left blank]

A-1 Exhibit A 100 Cromby Road, Township Line Road, Cromby Road Phoenixville, PA 19460 County of Chester and Commonwealth of Pennsylvania PREMISES A ALL THOSE THREE (3) certain tracts or parcels of ground with the buildings and improvements thereon erected, Situate in the Township of East Pikeland in the County of Chester and Commonwealth of Pennsylvania, bounded and described in accordance with a survey and plan made thereof by T.G. Colesworthy, County Surveyor, dated December 1918, as follows: NO. 1 - BEGINNING at a point on the Easterly right of way line of Schuylkill Valley Branch of the Pennsylvania Railroad Company a corner common to ground herein described and other ground of Philadelphia Electric Company, said point also being 40 feet distant measured Northeastwardly from and radially to the center line of the aforesaid railroad and 37.5 feet distant measured Northwardly from and at right angles to the center line of Philadelphia Electric Company's steel tower transmission line, extending thence from said point of beginning along the Easterly right of way line of said railroad parallel with and 40 feet distant measured Northeastwardly from the center line of the aforesaid railroad the three (3) following courses and distances; (1) on a line curving to the right in a general Northeasterly direction with a radius of 1233.57 feet an arc distance of 567.80 feet the chord of which bears North 06 degrees 35 minutes 50 seconds East562.69 feet to a point; (2) North 19 degrees 47 minutes East 1,566.22 feet and (3) on a line curving to the left in a general Northeasterly direction with a radius of 2,904.93 feet an arc distance of 439.60 feet the chord of which bears North 15 degrees 29 minutes 40 seconds East 439.11 feet to a point; thence South 78 degrees 50 minutes 30 seconds East 10 feet to a point, said point being 50 feet measured Eastwardly from and radially to the last mentioned center line; thence continuing along aforesaid Easterly right of way line parallel with and 50 feet distant measured Eastwardly from the last mentioned centerline on a line curving to the left in a general Northeasterly direction with a radius of 2,914.93 feet an arc distance of 406.90 feet the chord of which bears North 07 degrees 09 minutes 30 seconds East 406.60 feet to a point; thence North 86 degrees 50 minutes 30 seconds West 10 feet to a point, said point being 40 feet measured Northeastwardly from and radially to the last mentioned center line and thence continuing along the aforesaid Easterly right of way line parallel with and 40 feet distant measured Eastwardly from the last mentioned centerline the two (2) following courses and distances; (1) on a line curving to the left in a general Northwestwardly direction with a radius of 2,904.93 feet an arc distance of 430.60 feet the chord of which bears North 01 degree 05 minutes 20 seconds West 430.14 feet to a point and (2) North 05 degrees 20 minutes West 885.50 feet to a point in line of ground of others; thence by ground of others North 36 degrees 20 minutes East crossing a canal 321.40 feet to the Schuylkill River; thence along the said Schuylkill River the following (13) courses and distances; (1) South 13 degrees 06 minutes East 371.80 feet to a point; (2) South 07 degrees 22 minutes 30 seconds East 391.05 feet to a point; (3) South 03 degrees 41 minutes 30 seconds East 377.47 feet to a point; (4) South no degrees 29 minutes 30 seconds West 490.88 feet to a point; (5) South 06 degrees 44 minutes East 278.57 feet to a point; (6) South 02 degrees 12 minutes East 277.35 feet to a point; (7) South 09 degrees 56 minutes West 220 feet.80 feet to a point; (8) South 11 degrees 47 minutes 20 seconds East 254.77 feet to a point; (9) South 12 degrees 32 minutes West 303.92 feet to a point; (10) South 14 degrees 09 minutes West 287.10 feet to a point; (11) South 07 degrees 57 minutes West 464.25 feet to a point; (12) South no degrees 14 minutes 30 seconds East 457.35 feet to a point; and (13) South 01 degrees 53 minutes East 143.84 feet to a point a corner common to ground herein described and other ground of Philadelphia Electric Company and thence by other ground of Philadelphia Electric Company the following three (3) courses

A-2 and distances; (1) South 78 degrees 49 minutes West crossing the aforesaid canal and stone Southwest of said canal 737.90 feet to a point; (2) South 07 degrees 52 minutes East 23.18 feet to a point; and (3) North 71 degrees 27 minutes West 36.57 feet to the first mentioned point and place of beginning. CONTAINING 40.655 acres. (Part of Tax ID 26-1-56) No. 2 - BEGINNING at a point on the Westerly right of way line of the Schuylkill Valley Branch of The Pennsylvania Railroad Company a corner common to ground herein described and other ground of Philadelphia Electric Company said point also being 40 feet distant measured Southwestwardly from and radially to the center line of aforesaid railroad company and 37.5 feet distant measured Northwardly from and at right angles to the center line of Philadelphia Electric Company's Steel tower transmission line, extending from said point of beginning parallel with and 37.5 feet distance measured Northeastwardly from the last mentioned center line the two (2) following courses and distances; (1) North 71 degrees 27 minutes West 28.01 feet to a point; and North 67 degrees 02 minutes West crossing a public road and Stoney Run 1,072.24 feet to a point in line of ground now or late of William H. Sowers also a corner common to ground herein described and other ground of Philadelphia Electric Company, thence by ground now or late of William H. Sowers the two (2) following courses and distances; (1) North 23 degrees 29 minutes West 55.29 feet to a stone and (2) North 23 degrees 42 minutes 20 seconds West 235.94 feet to an iron pin; thence through ground of the Estate of Harry V. Elliott the two (2) following courses and distances; (1) South 67 degrees 02 minutes East re-crossing Stoney Run and an iron pin set 22 feet Northwest of the middle line of aforesaid public road 416.80 feet to a point in the middle of said public road and (2) North 65 degrees 21 minutes 50 seconds East crossing an iron pin set 23 feet Northeast of the middle of aforesaid public road 1,067.04 feet to an iron pin in the Westerly right of way line of the aforesaid railroad, said pin being 40 feet distant measured Westwardly from and at right angles to the center line of the said railroad; thence along the Westerly right of way line of said railroad parallel with and 40 feet distant measured Westwardly from the last mentioned center line the three following courses and distances; (1) South 19 degrees 47 minutes West 444.33 feet to a point; (2) on a line curving to the left in a general Southwesterly direction with a radius of 1,313.57 feet an arc distance of355.67 feet the chord of which bears South 12 degrees 02 minutes West 354.50 feet and (3) on a line curving to the left in a general Southeasterly direction with a radius of 1,313.57 feet an arc distance of 211.68 feet the chord of which bears South no degrees 21 minutes 30 seconds East 211.40 feet to the first mentioned point and place of beginning. CONTAINING 12.353 acres. No. 3 - BEGINNING at a point on the Westerly right of way line of the Schuylkill Valley Branch of the Pennsylvania Railroad Company a corner common to ground herein described and other ground of Philadelphia Electric Company also being 40 feet distant measured Southwestwardly from and radially to the center line of aforesaid railroad, extending thence from said point of beginning by other ground of Philadelphia Electric Company the four (4) following courses and distances; (1) North 46 degrees 59 minutes West crossing aforesaid public road 197.83 feet to a point; (2) North 53 degrees 20 minutes West 125.75 feet to a point; (3) North 55 degrees 59 minutes West 260.37 feet to a point, said point being 112.50 feet distant measured Southwestwardly from the center line of Philadelphia Electric Company's steel tower transmission line and (4) parallel with and 112.50 feet distant measured Southwestwardly from the last mentioned centerline North 67 degrees 02 minutes West crossing Stoney Run 749.90 feet to a point in line of ground now or late of William H. Sowers; thence by ground now or late of William H. Sowers the five following courses and distances; (1) South 68 degrees 18 minutes West 118.53 feet to a point; (2) South 59 degrees 28 minutes West 182.70 feet to a point; (3) South 68 degrees 23 minutes West 66.56 feet to a point; (4) North 87 degrees 41 minutes West 142.18 feet to a point; (5) South 71 degrees 16 minutes West 127.69 feet to a stone in line of ground now or

A-3 late of John E. Griffith, a corner common to ground herein described and ground now or late of William H. Sowers; thence by ground now or late of John E. Griffith and Malcom Ottinger South 53 degrees 23 minutes East 2,281 feet to the middle of a public road a corner common to ground herein described and other ground of Philadelphia Electric Company; thence along the middle of aforesaid public road and other ground of Philadelphia Electric Company North 03 degrees 37 minutes 40 seconds West 651.71 feet to a point; thence leaving said public road and by other ground of Philadelphia Electric Company and right of way of the aforesaid railroad South 88 degrees 08 minutes East 38.80 feet to a point and thence along the Westerly right of way line of the aforesaid railroad North 18 degrees 15 minutes West 267.57 feet to the first mentioned point and place of beginning. CONTAINING 26.229 acres. (Part of Tax ID 26-3-46) TOGETHER with the full, free and uninterrupted right, liberty and privileges to erect, construct, in stall, use, operate, patrol, inspect, maintain, repair, renew, add to, relocate and remove facilities, including poles, cross arms, wires, cables, anchor guys and other equipment and appurtenances, necessary for transmitting and distributing electricity alone, on, over under and across. ALL THAT CERTAIN strip or piece of ground situate in the Township of Schuylkill in the County of Chester and Commonwealth of Pa., bounded and described in accordance with a survey and plan made thereof by T. G. Colesworthy, County Surveyor, dated December 1946, as follows: BEGINNING at a point at the intersection of the middle line of Township Line Road (dividing the Township of Schuylkill and East Pikeland) with the Westerly right of way line of the Schuylkill Valley Branch of the Pennsylvania Railroad Company, said point also being 50 feet distant measured Southwestwardly from and to right angles to the center line of aforesaid railroad, extending thence from said point of beginning along the said Westerly right of way line of said railroad parallel with and 50 feet distant measured Westwardly from the center line thereof the three (3) following courses and distances; (1) South 54 degrees 46 minutes 30 seconds East crossing an iron pin set on the Southeast side of said road 346.60 feet to an iron pin; (2) on a line curving to the right in a general Southeasterly direction with a radius of 905.37 feet an arc distance of 1271.37 feet to an iron pin the chord of which bears South 14 degrees 33 minutes East 1169.36 feet and (3) South 25 degrees 41 minutes West 277.16 feet to an iron pin a corner common to ground herein described and ground now or late of Holy Trinity Polish Church Cemetery; thence by said latter ground North 20 degrees 36 minutes West 69.18 feet to an iron pin; thence through ground of the Estate of Harry V. Elliott and on a line parallel with and 100 feet distant measured Westwardly from the aforesaid center line the three following courses and distances; (1) North 25 degrees 41 minutes East 206.69 feet to an iron pin; (2) on a line curving to the left in a general Northwesterly direction with a radius of 855.37 feet an arc distance of 1201.25 feet to an iron pin, the chord of which bears North 14 degrees 33 minutes West 1104.78 feet and (3) North 54 degrees 46 minutes 30 seconds West crossing an iron pin on the Southeast side of aforesaid road 348.36 feet to the middle line of said Township Line Road and thence along the middle line of said road North 37 degrees 14 minutes 30 seconds East 50.03 feet to the first mentioned point and place of beginning. CONTAINING 2.109 acres. TOGETHER with the right, as often as necessary to cut down and remove from said strip any trees, brush, buildings or other things and to cut, trim and keep trimmed any trees on the premises adjoining said strip on either side likely to interfere with the safe operation of the said facilities; also the right of ingress and egress, to, from and over said strip.

A-4 EXCEPTING AND RESERVING THEREOUT AND THEREFROM: ALL THAT CERTAIN tract or parcel of land, situate in the Township of East Pikeland, County of Chester, and Commonwealth of Pa., bounded and described as follows: BEGINNING at an iron pipe in line dividing land of Philadelphia Electric Company and land now or late of Manor Real Estate Company, said iron pipe being at the Southwesterly corner of the parcel of land containing 7.8499 acres which has been conveyed by Manor Real Estate Company to The Pennsylvania Railroad Company by Deed dated April 11, 1956 and recorded in Deed Book No. B-26 page 249 & c., of the Deed Records of said Chester County, said iron pipe also being at the distance of 786.95 feet measured Northeastwardly along the prolongation of said dividing line and along said dividing line from a point at the intersection of the prolongation of aforesaid dividing line and the middle line of a public road (33 feet wide) and extending thence from said point of beginning along said land of The Pennsylvania Railroad Company, acquired as aforesaid, North 65 degrees 21 minutes 50 seconds East 280.09 feet to a point in the Westerly right of way line of the Schuylkill Branch of The Pennsylvania Railroad, (60 feet wide) said point being at the distance of 40 feet measured Westwardly from and at right angles to the center line of said railroad; thence along the last mentioned right of way line the two (2) following courses and distances; (1) on a line parallel with and 40 feet distant measured Westwardly from and at right angles to the last mentioned center line South 19 degrees 47 minutes West 444.33 feet to a point of curve and (2) continuing Southwardly on a line, parallel with and 40 feet distant measured Westwardly from and radially to the last mentioned center line, curving to the left having a radius of 1313.57 feet an arc distance of 520.37 feet to a point; thence through land of Philadelphia Electric Company, the five (5) following courses and distances; (1) North 71 degrees 43 minutes 44 seconds West 10.97 feet to a point; (2) on a line curving to the right in a General Northerly direction having a radius of 1,093.11 feet an arc distance of 501.94 feet to a point; (3) North 35 degrees 45 minutes West 66.64 feet to a point; (4) North 70 degrees 13 minutes West 111.26 feet to a point; (5) North 19 degrees 47 minutes East 246.82 feet to the first mentioned point and place of beginning. CONTAINING 1.938 acres, more or less. PREMISES B (Intentionally omitted) PREMISES C ALL THAT PARCEL of land SITUATE in the Township of East Pikeland, County of Chester, Commonwealth of Pa., bounded and described according to a Plan based upon a Plan of Survey made by Earl R. Ewing, Registered Surveyor, dated Nov. 25, 1953, as follows, viz: BEGINNING at an angle corner in the general Westerly line of land of The Pennsylvania Railroad Company occupied by the railroad of said Railroad Company, known as the Schuylkill Branch, said place of beginning being also the Northeasternmost corner of the parcel of land containing 79.520 acres which has been conveyed to Manor Real Estate and Trust Company by Joseph M. Marosek and Antonina, his wife, by deed dated May 12, 1954 and recorded in the Office for the Recording of Deeds, in and for said County of Chester in Deed Book R-24 Volume 589 at Page 415.

A-5 EXTENDING from said place of beginning, the following ten courses and distances; (1) South 00 degrees 46 minutes West, along said general Westerly line of land of Railroad Company 65.0 feet to the Northernmost corner of the parcel of land containing 7.8499 acres which has been conveyed by Manor Real Estate Company to The Pennsylvania Railroad Company be deed dated April 11, 1956, and recorded in Deed Book No. B-26 at Page 249 etc. of the Deed Records of said Chester County; the following five courses and distances being along the general Westerly line of said last mentioned parcel of land; (2) South 19 degrees 03 minutes West 159.40 feet (3) South 00 degrees 46 minutes West 573.45 feet to a point of curve; (4) Southwardly on a curve to the right having a radius of 2,775 feet, an arc length of 658.37 feet (5) South 36 degrees 30 minutes West 501.29 feet; (6) South 25 degrees 56 minutes West 1,383.09 feet to an iron pipe in the Southwesterly corner of said parcel of land containing 7.8499 acres conveyed as aforesaid to said Railroad Company, said iron pipe being also at the Northwesterly corner of a parcel of land containing 1.938 acres which has been conveyed or is about to be conveyed by Philadelphia Electric Company to said Railroad Company; (7) South 71 degrees 30 minutes West along the line dividing land of said Philadelphia Electric Company and land of Manor Real Estate Company, 168.05 feet to a point distant 618.90 feet, measured Northeastwardly along the prolongation of said last mentioned land dividing line and along said dividing line from a point in the middle line of a public road 33 feet wide; the following two courses and distances being by remaining land of said Manor Real Estate Company; (8) North 25 degrees 56 minutes East parallel with and 120 feet Northwestwardly, at right angels from course Number 6 herein and the prolongation thereof, 2,313.16 feet; (9) North 01 degree 40 minutes East 871.42 feet to a point in the Southeasterly line of land now or formerly of Enos Grubb, distant 120 feet Westwardly from the prolongation Northwardly of course Number 3 herein; and (10) North 42 degrees 21 minutes East partly along said Southeasterly line of the last mentioned land and partly along a Southeasterly line of land of said Railroad Company, 256.14 feet to the place of beginning. CONTAINING 10.0174 acres, more or less. (Part of 26-1-54) PREMISES D ALL THOSE TWO CERTAIN pieces or parcels of ground hereinafter designated as Parcel Number One and Parcel Number Two, situate in East Pikeland Township, Chester County, Pa., bounded and described according to a survey made June 1929 by United Engineers & Constructors Incorporated of Philadelphia, Pa, as follows, to wit: PARCEL NUMBER ONE, BEGINNING at an iron pipe on a line between lands of William H. Sowers and Harry V. Elliott, said iron pipe being 55.20 feet distant on a course bearing South 23 degrees 29 minutes East from a stone marking a corner common to lands of said William H. Sowers and Harry V. Elliott; thence from said point of beginning, South 67 degrees 02 minutes East parallel with and 37.5 feet distant from the center line of the 75 feet wide right of way of the Philadelphia Suburban Counties Gas and Electric Company and crossing a pond and a public road leading to Spring City a distance of 1072.24 feet to an iron pipe; thence South 71 degrees 24 minutes East parallel with and 37.5 feet distant from the center line of the 75 feet wide right of way of the Philadelphia Suburban Counties Gas and Electric Company a distance of 27.52 feet to an iron pipe on the Westerly right of way line of the Schuylkill Division of the Pennsylvania Railroad; thence along said right of way line by a curve to the left of radius 1314 feet and crossing the center line of the right of way of the Philadelphia Suburban Counties Gas and Electric Company a distance of 218.98 feet to a point in the bed of said first mentioned road leading to Spring City, said point being distant 218.80 feet on a course bearing South 09 degrees 40 minutes East from said last mentioned iron pipe; thence leaving said right

A-6 of way of the Pennsylvania Railroad along the bed of said road leading to Spring City the following three courses and distances; viz: First North 46 degrees 59 minutes West a distance of 70.18 feet to a point; Second North 53 degrees 20 minutes West a distance of 131.64 feet to a point; third North 55 degrees 59 minutes West a distance of 269.35 feet to a point; thence leaving said road North 67 degrees 02 minutes West parallel with and 37.5 feet distant from the center line of the 75 feet wide right of way of the Philadelphia Suburban Counties Gas and Electric Company and crossing said first mentioned pond, a distance of 680.92 feet to an iron pipe line of land of William H. Sowers; thence by said line of land of William H. Sowers, the following two courses and distances viz: First North 71 degrees 13 minutes East a distance of .33 feet to a stone corner, Second North 23 degrees 29 minutes West and crossing the center line of the right of way of the Philadelphia Suburban Counties Gas and Electric Company a distance of 108.54 feet to the point or place of beginning. CONTAINING 2.272 acres of land be the same more or less. PARCEL NUMBER TWO: BEGINNING at an iron pipe on the line between lands of the Philadelphia Suburban Counties Gas and Electric Company and Harry V. Elliott said iron pipe being distant 23.18 feet on a course bearing South 07 degrees 52 minutes East from a stone marking a corner common to lands of said Philadelphia Suburban Counties Gas and Electric Company and Harry V. Elliott; thence from said point of beginning along said line between lands of Philadelphia Suburban Counties Gas and Electric Company and Harry V. Elliott and crossing the center line of the right of way of the Philadelphia Suburban Gas and Electric Company South 07 degrees 52 minutes East a distance of 208.17 feet to a stone corner; thence continuing by land of the Philadelphia Suburban Counties Gas and Electric Company South 74 degrees 11 minutes West a distance of 16.02 feet to a stone on the Easterly right of way line of the Schuylkill Division of the Pennsylvania Railroad; thence by said right of way line along a curve to the right of radius 1234 feet and crossing the center line of the right of way of the Philadelphia Suburban Counties Gas and Electric Company a distance of 227.92 feet to an iron pipe, said iron pipe being distant 227.60 feet on a course bearing North 12 degrees 14 minutes West from said last mentioned stone; thence leaving the right of way of said Pennsylvania Railroad, South 71 degrees 24 minutes East parallel with and 37.5 feet distant from the center line of the 75 feet wide right of way of the Philadelphia Suburban Counties Gas and Electric Company a distance of 37.11 feet to the point or place of beginning. CONTAINING 0.139 acres be the same more or less. PREMISES E ALL THAT CERTAIN 75 feet wide strip or piece of land SITUATE in the Township of East Pikeland, County of Chester, and Commonwealth of Pa., bounded and described as follows: BEGINNING at a point on the Westerly right of way line of the Schuylkill Division of the Pennsylvania Railroad at a corner common to land of Philadelphia Electric Company and land herein described; thence extending from said point of beginning by and along said Railroad right of way line the two following courses and distances; (1) on a line curving to the left in a general Southeasterly direction with a radius of 1,314.00 feet an arc distance of 61.70 feet to a point; and (2) South 17 degrees 31 minutes 30 seconds East 88.27 feet to a point; thence by remaining land of Harry V. Elliot parallel with and 75 feet distant Southwestwardly from and measured at right angles to the Southwesterly right of way line of Philadelphia Electric Company the four following courses and distances; (1) North 46 degrees 59 minutes West 195.88 feet to a point; (2) North 53 degrees 20 minutes West 125.75 feet to a point; and (3) North 55 degrees 59 minutes West 260.37 feet to a point; (4) North 67 degrees 02

A-7 minutes West 757.07 feet to a point in line of land now or late of William H. Sowers; thence by and along said line of land North 71 degrees 13 minutes East 112.63 feet to a point on the said Southwesterly right of way line of Philadelphia Electric Company; thence by and along said right of way line the four following courses and distances; (1) South 67 degrees 02 minutes East 680.92 feet to a point in the bed of the public road leading from Phoenixville to Spring City; (2) along said public road South 55 degrees 59 minutes East 269.35 feet to a point; (3) partly along the last mentioned public road South 53 degrees 20 minutes East 131.64 feet to a point; and (4) South 46 degrees 59 minutes East 70.18 feet to the first mentioned point and place of beginning. CONTAINING 2.144 acres of land, more or less. PREMISES F ALL THAT PARCEL of land the greater portion of the length being 20 feet wide located at Cromby and SITUATE in the Township of East Pikeland, in the County of Chester, and Commonwealth of Pa., bounded and described counter clockwise according to a plan based upon a Plan of Survey made by T. G. Colesworthy, County Surveyor, July 23, 1951, as follows, viz: Extending from said BEGINNING point, the following fourteen (14) courses and distances; (1) North 71 degrees 56 minutes 40 seconds East along remaining land of said Railroad Company, 20 feet to a general Westerly line of land of the Philadelphia Electric Company, the following 8 courses and distances being along said general Westerly line of land of the Philadelphia Electric Company, the following three courses and distances being on a line parallel with and distant 40 feet Eastwardly, radially and at right angles from said center line of the railroad, (2) Northwardly on a curve to the right having a radius of 1,233.57 feet with a central angle of 37 degrees 50 minutes 20 seconds said curve being subtended by a chord having a bearing of North no degrees 52 minutes East and a length of 799.92 feet an arc length of 814.67 feet to a point of tangent; (3) North 19 degrees 47 minutes East 1,566.22 feet to a point of curve; (4) Northwardly on a curve to the left having a radius of 2,904.93 feet with a central angle of 08 degrees 40 minutes 15 seconds said curve being subtended by a chord having a bearing of North 15 degrees 28 minutes 20 seconds East a length of 439.11 feet an arc length of 439.60 feet to a corner; (5) South 78 degrees 51 minutes 50 seconds East on a radial line, 10 feet to a corner; (6) Northwardly on a line parallel with and distant 50 feet Eastwardly radially from said center line of the railroad, on a curve to the left having a radius of 2,914.93 feet with a central angle of 7 degrees 59 minutes 55 seconds said curve being substended by a chord having a bearing of North 07 degrees 08 minutes 10 seconds East and a length of 406.60 feet the arc length of 406.90 feet to a corner; (7) North 86 degrees 51 minutes 50 seconds West on a radial line, 10 feet to a corner the following two courses and distances being on a line parallel with and distant 40 feet East at right angles from said center line of the railroad; (8) Northwardly on a curve to the left having a radius of 2,904.93 feet with a central angle of 8 degrees 29 minutes 35 seconds said curve being subtended by a chord having a bearing of North 01 degrees 06 minutes 30 seconds West and a length of 430.14 feet and an arc length of 430.60 feet to a point of tangent; (9) North 05 degrees 20 minutes West 472.83 feet the following five courses and distances partly along the remaining land of the Railroad Company (10) South 84 degrees 40 minutes West 20 feet the following four courses and distances being on a line parallel with and distant 20 feet Eastwardly, at right angles and radially from said center line on the railroad; (11) South 05 degrees 20 minutes East 472.83 feet to a point of curve; (12) Southwardly on a curve to the right having a radius of 2,884.93 feet with a central angle of 25 degrees 09 minutes 40 seconds said curve being subtended by a chord having a bearing of South 07 degrees 13 minutes 30 seconds West and a length of 1,256.65 feet an arc length of 1,266.90 feet to a point of tangent; (13) South 19 degrees 47 minutes West 1,566.22 feet to a point of curve; and (14) Southwardly on a curve to the left having a radius of 1,253.57 feet with a central angle of 37 degrees 50 minutes 20 seconds

A-8 said curve being subtended by a chord having a bearing of South no degrees 52 minutes West and a length of 812.92 feet, an arc length of 827.87 feet to the place of beginning. CONTAINING in area of 1.995 acres of land, more or less. (Part of 26-1-54) PREMISES G ALL THAT CERTAIN lot or parcel of land and premises situate, lying and being in East Pikeland Township, Chester County, Pa., which according to a survey thereof, made the 29th day of July 1924, by J. Vernon Keech, Registered Surveyor is bounded and described as follows: BEGINNING at an iron pin 73 feet East of the center line of the Schuylkill Division of the Pennsylvania Railroad and a corner of other land of the said Grantor; thence by the same North 87 degrees 30 minutes East 737.9 feet crossing the canal of the Schuylkill Navigation Company to an iron pin at the edge of the Schuylkill River; thence along the edge of the said River, South 05 degrees 42 minutes West, 286.1 feet to an iron pin a corner of land of Philadelphia Suburban Gas and Electric Company; thence by the same South 78 degrees 11 minutes West 605.6 feet to an iron pin (the last mentioned course being described in a corner deed from the said Grantor to the aid Grantee as South 76 degrees 41 minutes West according to the then bearing of the magnetic needle) thence still by the same North 43 degrees 19 minutes West, 197.6 feet to an iron pin 40 feet from the center line of the first mentioned Railroad also a corner to l and of the said Elliott; thence by land of the said Elliott North 82 degrees 41 minutes East 16 feet to an iron pin; thence still by the said Elliott's land North no degrees 49 minutes East 231.2 feet to the point and place of beginning. CONTAINING 5.466 acres of land, more or less. (Part of Tax ID 26-1-56) PREMISES H ALL THAT CERTAIN tract or piece of land SITUATE in East Pikeland Township, Chester County, Pa. and bounded and described in accordance with a survey and draft made Sept. 12, 1917, a photograph of which draft is hereto attached and made part of this deed as follows: BEGINNING at an iron pin on the West bank of Schuylkill Navigation Company's Canal at a point 90 feet more or less North of the North wall of the Cromby Plant of the party of the second part, and 25 feet more or less East of the most Easterly wall of that building being a point in the line between other land of the party of the second part and the land herein conveyed; thence South 76 degrees 41 minutes West 220.09 feet to an iron pin; thence North 81 degrees West 27.9 feet to an iron pin; thence along other lands of the said party of the Second Part North 43 degrees 54 minutes West 382.1 feet to an iron pin; a corner of other lands of the party of the first part; thence along said latter lands North 76 degrees 41 minutes East 605.6 feet, crossing over said Canal to point on West bank of the Schuylkill River; thence along the West bank of the Schuylkill River South 13 degrees 19 minutes East 343.00 feet to a point in the line of the other land of the party of the second part; thence along said latter lands and crossing the said canal South 76 degrees 41 minutes East 181.1 feet to an iron pin on the West bank of said Canal, the place of beginning. CONTAINING 4 acres of land, more or less. (Part of Tax ID 26-1-56) PREMISES I

A-9 ALL THOSE TWO certain tracts or pieces of land situate in East Pikeland Township, Chester County, PA, and bounded and described in accordance with a survey and draft made by George F. P. Wanger, Civil Engineer, in August 1916, a copy of which draft is hereto attached as follows: TRACT No. 1 BEGINNING at an iron pin at a corner of a pier of a wire tower near Elliott's Crossing on the Schuylkill Division of the Pennsylvania Railroad, at a corner of this and other lands of the said Harry V. Elliott, and being approximately on the right of way line of said Railroad Company; thence along said Elliott's other lands the two following courses and distances, South 44 degrees 45 minutes East 197.6 feet to an iron pin, 1 foot from the corner of another wire tower pier and South 43 degrees 54 minutes East 382.1 feet to an iron pin at the corner of another wire tower pier and the corner of lands of Raser brothers; thence along the same North 81 degrees West 220 feet more or less to a point in the right of way of said Pennsylvania Railroad Company; thence along the same North 27 degrees 45 minutes West 384 feet to a point and North 08 degrees 45 minutes West 42 feet more or less to the place of beginning. CONTAINING .95 acres more or less. TRACT NO. 2, BEGINNING at an iron pin in the line dividing land of the said Harry V. Elliott and Raser Brothers distant 27.9 feet from an iron pin at the last above mentioned wire tower pier, and a corner of Tract No. 1 above described in the direction of South 81 degrees East; thence along other land of the said Harry V. Elliott North 76 degrees 41 minutes East 220.9 feet to an iron pin; thence continuing on said line and crossing the Schuylkill Canal 118.5 feet to an iron pin and continuing said line 62.6 feet to the low water mark at the Schuylkill River, thence down the same South 23 degrees 49 minutes East 145 feet to a point in line of land of Raser Brothers; thence along the same North 84 degrees 56 minutes West 244.4 feet the line crossing the Schuylkill Canal to a planted stone, thence continuing along said land and on same course 208.4 feet to the place of beginning. CONTAINING .64 acres more or less. (Part of 26-1-54) PREMISES J ALL THAT CERTAIN tract or piece of land SITUATE in the Township of East Pikeland aforesaid, bounded and described in accordance with a draft made by George F. P. Wanger, Civil Engineer, in August 1916, copy of which draft is hereto attached and made a part of this deed, as follows: BEGINNING at a point in the right of way line of the Schuylkill Division of the Pennsylvania Railroad and in line of land of Harry V. Elliott; thence along the latter South 81 degrees East 213.3 feet more or less to an iron pin at the corner of a wire tower pier, thence along said course and land 27.9 feet to an iron pin, thence still by said Elliott's land South 84 degrees 56 minutes East 208.4 feet to a planted stone, thence by said course and land the line crossing the Schuylkill Canal 244.4 feet to low water mark at the Schuylkill River, thence along the same South 45 degrees 49 minutes East 87.6 feet to a point and South 22 degrees 05 minutes East 164.5 feet the latter line crossing the mouth of Stony Run to a point; thence by other land of parties of first part, North 87 degrees 04 minutes West 45 feet to an iron pin, thence continuing by said course and land 121.1 feet to an iron pin; thence by said course and land 56.8 feet to an iron spike on the towpath of canal, thence by said course and land crossing the canal 73 feet to an iron pin; thence still by said land South 59 degrees 34 minutes West 176 feet to an iron pin, and by said course and land 74.9 feet more or less to the right of way line of said Railroad Company; thence along the same North 46 degrees 50 minutes West 141 feet more or less to a point; thence along

A-10 the same North 15 degrees 17 minutes West 70 feet more or less to a point and by the same on a line curving to the right 300 feet more or less to the place of beginning. CONTAINING 3.36 acres more or less. (Part of 15-1-31) PREMISES K ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon, erected, situate in the Township of East Pikeland, in the County of Chester, and State of Pa., bounded and described as follows: BEGINNING at a stake in the middle of Township Line Road dividing the Townships of East Pikeland and Schuylkill; thence along on said Township Line in a Northeastwardly direction the distance of 389.5 feet to a stone at low water mark on the Schuylkill River; thence along land of the Philadelphia Suburban Gas and Electric Company North 87 degrees 04 minutes West 295.9 feet to a stone; thence South 59 degrees 34 minutes West 241.9 feet to a stake in line of the right of way of the Pennsylvania Railroad; thence along the same parallel with and 60 feet distant Northeast from the center line thereof South 49 degrees 05 minutes East 218.4 feet to the place of beginning. ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, situate in the Township of East Pikeland, in the County of Chest and State of Pa, bounded and described in accordance with a Plan showing Cromby Generating Station and Vicinity, dated 3/31/1960 as follows, to wit: BEGINNING at a point on the title line in the bed of Township Line Road at the Easternmost corner of land now or formerly of the Carsi Co., Inc.; thence leaving said title line and extending along said land now or formerly of The Carsi Co., Inc., the two following courses and distances; (1) North 49 degrees 05 minutes West 458.67 feet to a point; and (2) South 31 degrees 46 minutes West crossing the required right of way line of Cromby Road 427.84 feet to a point in the bed of said Cromby Road; thence through and partially across the bed of Cromby Road approximately 90 feet to a point a corner of Tract 1 on said Plan; thence along said Tract 1 the two following courses and distances; (1) North 02 degrees 20 minutes East recrossing the required right of way line of Cromby Road and also crossing a stream of water 666.6 feet to a point; and (2) South 84 degrees 35 minutes East 22.6 feet to a point on the Southwesterly side of land now or formerly of the Pennsylvania Railroad Company thence along said railroad land the following four courses and distances; (1) Southeastwardly along the arc of a circle curving to the left having a radius of 1369 feet the arc distance of 254.5 feet (recrossing the aforesaid stream of water) to a point of tangent; (2) South 67 degrees East 118.8 feet to a point of curve; (3) Southeastwardly along the arc of a circle curving to the left having a radius of 1314 feet the arc distance of 168.9 feet to a point of tangent; and (4) South 49 degrees 05 minutes East 356.4 feet to a point on the title line in the bed of Township Line Road aforesaid; thence along the said title line South 37 degrees 14 minutes 30 seconds West 50.03 feet to the first mentioned point and place of beginning. BEING LOT 10-2 as shown on the above mentioned Plan. CONTAINING 3.393 acres of land, be the same more or less. PREMISES L

A-11 ALL THAT CERTAIN messuage, tenement and three tracts of ground, situate in the Township of Schuylkill and the Township of East Pikeland, County of Chester, Commonwealth of Pa., now or late property of the Commonwealth of Pennsylvania (formerly the Schuylkill Navigation Company) bounded and described as follows, according to a survey made by the Department of Forests and Waters the 15th day of February 1951; TRACT NO. 1 BEGINNING at a point on the Easterly side of the Schuylkill Canal in line of lands now or late of the Philadelphia Electric Company, said point being the two following courses and distances from U.S.E.D. Monument No. 33 (1) South 00 degrees 38 minutes 40 seconds West 201.56 feet to a point; (2) North 87 degrees 56 minutes 55 seconds East 10.00 feet to a point; thence by lands of the said Philadelphia Electric Company and along the Easterly side of the Schuylkill Canal the seven following courses and distances; (1) South 02 degrees 39 minutes 05 seconds East 117.79 feet to a corner; (2) South 07 degrees 06 minutes 50 seconds East 166.78 feet to a corner; (3) South 13 degrees 57 minutes 15 seconds East 126.97 feet to a corner; (4) South 22 degrees 37 minutes 15 seconds East 246.33 feet to a corner; (5) South 20 degrees 53 minutes 45 seconds East 134.05 feet to a corner, (6) South 22 degrees 03 minutes 35 seconds East 122.15 feet to a corner; (7) South 39 degrees 33 minutes 50 seconds East 80.91 feet to a corner (an iron pin) in line of other lands now or late of the Commonwealth of Pa. (formerly the Schuylkill Navigation Company); thence along other lands of the Commonwealth of Pa. (formerly the Schuylkill Navigation Company); the four following courses and distances; (1) South 36 degrees 52 minutes 29 seconds West 15.36 feet to a corner; (an iron pin), (2) South 60 degrees 30 minutes 50 seconds East 66.22 feet to a corner; (3) South 64 degrees 44 minutes 35 seconds East 301.77 feet to a corner; (4) South 68 degrees 13 minutes 55 seconds West 186.08 feet to a corner (an iron pin), thence leaving the Easterly side of the Schuylkill Canal and crossing over lands now or late of the Commonwealth of Pennsylvania (formerly the Schuylkill Navigation Company) South 22 degrees 37 minutes 15 seconds West 109.65 feet to a corner (an iron pin) on the Westerly side of the Schuylkill Canal, thence along the Westerly side of the Schuylkill Canal and along lands now or late of Lillie Mollard, Wm. J. Elliot, John T. Elliot, Mary Lewis, Harry V. Elliot, Abraham Hallman and the Philadelphia Electric Company the 36 following courses and distances; (1) North 63 degrees 55 minutes 45 seconds West 120.80 feet to a corner; (2) North 58 degrees 15 minutes 05 seconds West 97.72 feet to a corner; (3) North 63 degrees 58 minutes 10 seconds West 76.75 feet to a corner, (4) North 62 degrees 29 minutes 10 seconds West 143.28 feet to a corner; (5) North 44 degrees 42 minutes 36 seconds West 80.28 feet to a corner;(6) North 56 degrees 01 minutes 13 seconds West 154.20 feet to a point; (7) North 20 degrees 42 minutes 55 seconds West 196.19 feet to a corner; (8) North 27 degrees 37 minutes 45 seconds West 130.46 feet to a corner; (9) North 25 degrees 01 minutes 20 seconds West 156.43 feet to a corner; (10) North 16 degrees 55 minutes 35 seconds West 121.79 feet to a corner; (11) North 12 degrees 39 minutes 25 seconds West 113.38 feet to a corner; (12) North 06 degrees 31 minutes 55 seconds West 229.00 feet to a corner; (13) North 04 degrees 58 minutes West 219.86 feet to a corner; (14) North 03 degrees 27 minutes 35 seconds West 157.39 feet to a corner; (15) North 01 degrees 12 minutes 15 seconds West 329.47 feet to a corner; (16) North 00 degrees 03 minutes 30 seconds West 183.19 feet to a corner; (17) North 01 degree 12 minutes 00 seconds West 140.51 feet to a corner; (18) North 00 degrees 17 minutes 05 seconds East 96.61 feet to a corner (19) North 09 degrees 09 minutes 20 seconds East to a corner, (20) North 00 degrees 23 minutes 50 seconds East 52.12 feet to a corner (21) North 09 degrees 10 minutes 35 seconds East 212.64 feet to a corner; (22) North 11 degrees 35 minutes 35 seconds East 450.68 feet to a corner; (23) North 11 degrees 01 minute 20 seconds East 422.50 feet to a corner; (24) North 11 degrees 42 minutes 40 seconds East 103.76 feet to a corner; (25) North 74 degrees 10 minutes 40 seconds West 7.04 feet to a corner; (26) North 15 degrees 49 minutes 20 seconds East 65.32feet to a corner; (27) North 00 degrees 55 minutes 50 seconds East 209.13 feet to a corner; (28) North 07 degrees 15 minutes 30 seconds West 171.99 feet to a corner; (29) North 01 degree 31 minutes 20 seconds East 165.61 feet to a corner; (30) North 07 degrees 05

A-12 minutes 45 seconds West 147.84 feet to a corner; (31) North 03 degrees 20 minutes 45 seconds East 143.33 feet to a corner; (32) North 04 degrees 58 minutes 15 seconds West 140.40 feet to a corner; (33) North 12 degrees 50 minutes 30 seconds West 153.27 feet to a corner; (34) North 35 degrees 26 minutes 00 seconds West 173.75 feet to a corner; (35) North 01 degree 49 minutes 45 seconds West 64.09 feet to a corner; (36) North 19 degrees 17 minutes 05 seconds West 169.09 feet to a corner; (an iron pin); thence leaving the Westerly side of the Schuylkill Canal and re-crossing other lands of the Commonwealth of Pa. (formerly the Schuylkill Navigation Company) North 35 degrees 10 minutes 55 seconds East 208.68 feet to a corner (an iron pin) on the Easterly side of the Schuylkill Canal, thence along the Easterly side of the Schuylkill Canal and along the lands now or late of the Philadelphia Electric Company the 16 following courses and distances; (1) South 12 degrees 10 minutes 00 seconds East 339.07 feet to a corner; (2) South 13 degrees 20 minutes 15 seconds East 104.91 feet to a corner; (3) South 17 degrees 30 minutes 05 seconds East 173.67 feet to a corner; (4) South 15 degrees 50 minutes 50 seconds East 75.10 feet to a corner; (5) South 07 degrees 02 minutes 35 second East 140.85 feet to a corner; (6) South 01 degrees 37 minutes 45 seconds East 115.56 feet to a corner; (7) South 00 degrees 16 minutes 20 seconds West 208.53 feet to a corner; (8) South 02 degrees 38 minutes 50 seconds East 335.27 feet to a corner; (9) South 02 degrees 35 minutes 40 seconds West 206.72 feet to a corner (10) South 07 degrees 15 minutes 40 seconds West 148.04 feet to a corner; (11) South 10 degrees 39 minutes 40 seconds West 1099.71 feet to a corner; (12) South 08 degrees 10 minutes 25 seconds West 187.36 feet to a corner (13) South 00 degrees 01 minutes 55 seconds West 240.93 feet to a corner; (14) South 05 degrees 35 minutes 15 seconds East 138.86 feet to a corner; (15) South 02 degrees 04 minutes 15 seconds East 562.42 feet to a corner (16) South 01 degree 27 minutes 05 seconds East 322.92 feet to a corner; the first mentioned point and place of beginning CONTAINING 13.07 acres of land, more or less. TRACT NO. 2 BEGINNING at a point (an iron pin) on the Easterly side of the Schuylkill Canal in line of lands now or late of Abraham Hallman, thence along lands of the said Abraham Hallman the three following courses and distances; (1) South 60 degrees 30 minutes 50 seconds East 62.50 feet to a corner; (2) South 64 degrees 44 minutes 35 seconds East 300.09 feet to a corner; (3) South 68 degrees 13 minutes 55 seconds East 185.69 feet to a corner (an iron pin), thence leaving line of lands of said Abraham Hallman and crossing lands now or late of the Commonwealth of Pa. (formerly the Schuylkill Navigation Company) the five following courses and distances: (1) South 22 degrees 37 minutes 15 seconds West 25.00 feet to a corner (an iron pin) (2) North 68 degrees 13 minutes 55 seconds West 186.08 feet to a corner; (3) North 64 degrees 44 minutes 35 seconds West 301.77 feet to a corner; (4) North 60 degrees 30 minutes 50 seconds West 66.22 feet to a corner (an iron pin) (5) North 35 degrees 52 minutes 20 seconds East 25.15 feet to a corner (an iron pin) the first mentioned point and place of beginning. CONTAINING 0.32 acres of land, more or less. TRACT NO. 3 BEGINNING at a point (an iron pin) in line of lands now or late of Viola B. Schwenk, said point being on the Northerly side of a macadam road, thence along lands of the said Viola B. Schwenk and crossing over said macadam road and along land now or late of John M. Howell, Harry V. Elliot and recrossing the aforesaid macadam road North 73 degrees 02 minutes 50 seconds West 323.40 feet to a corner (an iron pin) in the bed of a dirt road, thence leaving the bed of said dirt road South 36 degrees 57 minutes 10 seconds West 137.95 feet to a corner (an iron pin) in line of lands now or late of the Estate of William J. Elliot, thence along land of the said Estate of William J. Elliot and land now or late of Mary Lewis North 51 degrees 17 minutes 58 seconds West 313.83 feet to a corner in line of lands now or late of

A-13 Lillie H. Mollard, thence by lands of the said Lillie H. Mollard North 22 degrees 37 minutes 15 seconds East 43.00 feet to a corner (an iron pin) in the bed of a dirt road; thence leaving the bed of the said dirt road and crossing lands now or late of the Commonwealth of Pa. (formerly the Schuylkill Navigation Company) North 22 degrees 37 minutes 15 seconds East 109.65 feet to a corner; (an iron pin); thence still along lands o the Commonwealth of Pa. (formerly the Schuylkill Navigation Company) North 22 degrees 37 minutes 15 seconds East 25.00 feet to a corner (an iron pin) in line of lands now or late of Abraham Hallman; thence by lands of said Abraham Hallman passing over an iron pin North 22 degrees 37 minutes 15 seconds East 123.28 feet to a corner in the low water mark of the Schuylkill River; thence downstream along the low water mark of the Schuylkill River the two following courses and distances; (1) South 47 degrees 55 minutes 52 seconds East 261.08 feet to a corner; (2) South 57 degrees 39 minutes 54 seconds West 81.15 feet to a corner ; thence leaving the low water mark of the Schuylkill River and along the old low water mark of the Schuylkill River passing over an iron pin the two following courses and distances; (1) South 08 degrees 57 minutes 10 seconds West 79.20 feet to a corner; (an iron pin) (2) South 59 degrees 17 minutes 50 seconds East 313.50 feet to a corner (an iron pin) the first mentioned point or place of beginning. CONTAINING 2.47 acres of land, more or less. PREMISES M ALL THAT CERTAIN lot or piece of ground SITUATE in the Township of Schuylkill, County of Chester and Commonwealth of Pa., bounded and described as follows: BEGINNING at a point on the Northerly side of a road leading from the Borough of Phoenixville Water Works to the road leading from Phoenixville to Cromby, in line dividing ground of the Borough of Phoenixville and ground of Viola B. Kraft, extending thence from said point of beginning along the said Northerly side of the above mentioned road and through ground of Viola B. Kraft North 63 degrees 38 minutes West 88.65 feet to a point a corner of ground of Philadelphia Electric Company; thence along said latter ground North 59 degrees 17 minutes 50 seconds West 16.42 feet to a point, a corner common to ground herein described and ground now or late of J. M. Howell; thence along said latter ground North 02 degrees 35 minutes 50 seconds West 36 feet more or less to a point in the low water line of the Schuylkill River, also a corner common to ground of J. M. Howell and ground herein described; thence along the said low water line of the Schuylkill River in a Southeasterly direction a distance of 88.03 feet more or less to a point, a corner common to ground herein described and ground now or late of the Borough of Phoenixville; and thence along the last mentioned ground South 22 degrees 08 minutes East 46 feet to the first mentioned point and place of beginning. CONTAINING 0.7 acres, more or less. PREMISES N ALL THAT CERTAIN lot or piece of ground, situate in the Township of Schuylkill, County of Chester and Commonwealth of Pa., bounded and described as follows: BEGINNING at a point at the intersection of the Southwesterly side of the private road leading from the Water Works to the public road leading from the Borough of Phoenixville, to Cromby also being the Southwesterly side of the former Schuylkill Canal property and the line dividing ground of John M. Howell and ground now or late of Ray and Krivulka and extending thence from said point of beginning along ground now or late of Raymond Krivulka through the former Schuylkill Canal Property North 35 degrees 57 minutes 10 seconds East 25.07 feet to a point on the Northeasterly side

A-14 of said Canal Property; thence continuing along ground now or late of Raymond Krivulka North 35 degrees 57 minutes 10 seconds East 28 feet more or less to a point in the low water line of the Schuylkill River a corner common to ground herein described and ground now or late of Raymond Krivulka; thence along the last mentioned low water line of the Schuylkill River in a general Southeasterly direction a distance of 60.05 feet more or less to a point a corner common to ground herein described and ground of Philadelphia Electric Company formerly of Viola B. Kraft, thence along last mentioned ground and through the former Schuylkill Canal property South 02 degrees 35 minutes 50 seconds East 40.12 feet more or less to a point in the bed of the aforesaid private road at or near the Northeasterly side thereof also being the Southwesterly side of former Schuylkill Canal Property (X) and in the bed of the aforesaid private road North 73 degrees 02 minutes 50 seconds West 90.57 feet to the first mentioned point and place of beginning. CONTAINING .08 acres more or less. PREMISES O ALL THAT CERTAIN lot or piece of ground, situate in the Township of Schuylkill, County of Chester and Commonwealth of Pa., bounded and described as follows: BEGINNING at a point at the intersection of the Southwesterly side of the private road leading from the Borough of Phoenixville Water Works to the public road leading from the Borough of Phoenixville, to Cromby, also being the Southwesterly side of the former Schuylkill Canal property and the line dividing ground of Raymond Krivulka and ground now or late of John M. Howell and extending thence from said point of beginning through ground of Raymond Krivulka, of which this is a part, along the Southwesterly side of the former Schuylkill Canal property and partly in the bed of the aforesaid private road North 73 degrees 02 minutes 50 seconds West 218.26 feet to a point in the bed of last mentioned private road and in line of ground of Philadelphia Electric Company formerly of the Schuylkill Canal; thence along last mentioned ground and through the former Schuylkill Canal property in a general Northeasterly direction 129 feet more or less, to a point in the low water line of the Schuylkill River a corner common to ground herein described and ground of Philadelphia Electric Company, formerly of the Schuylkill Canal; thence along the last mentioned low water line of the Schuylkill River in a general Southeasterly direction a distance of 206 feet more or less to a point, (to a point) a corner common to ground herein described and ground now or late of John M. Howell; thence along last mentioned ground and through the former Schuylkill Canal property South 35 degrees 57 minutes 10 seconds East 53.07 feet to the first mentioned point and place of beginning. CONTAINING 0.45 acres more or less. PREMISES P ALL THAT CERTAIN lot or parcel of ground, situate in the Township of Schuylkill, County of Chester, and Commonwealth of Pa., bounded and described in accordance with a survey and plan made thereof by Earl R. Ewing, Registered Surveyor, Phoenixville, Pa., dated May 13, 1953 as follows: BEGINNING at an iron pin in line of ground of Philadelphia Electric Company at a corner common to ground of Harry E. Elliott, herein described and ground now or late of Lillie Hollard, said point also being on the Southwesterly side of the former Schuylkill Canal at the distance of 94 feet more or less measured Northeastwardly from a point in the centerline of Cromby Phoenixville Road on a course North 22 degrees 37 minutes 15 seconds East along line dividing ground now or late of Lillie Hollard said ground of Philadelphia Electric Company and extending thence from said point of beginning along the said Southwesterly side of the former Schuylkill Canal, the five (5) following courses and distances; (1) along ground now or late of Lillie Hollard, William J. Elliott, John T. Elliott and Mary Lewis, et al, North 63 degrees 55 minutes 45 seconds West 120.80 feet to an iron pin; (2) along ground now or late

A-15 of H. V. Elliott, North 58 degrees 15 minutes 50 seconds West 97.72 feet to an iron pin; and along ground now or late of Abraham Hallman, the next three courses and distances; (3) North 63 degrees 58 minutes 10 seconds West 76.75 feet to an iron pin; (4) North 62 degrees 29 minutes 10 seconds West 143.28 feet to an iron pin and (5) North 56 degrees 01 minute 30 seconds West 134.20 feet to an iron pin in line of other ground of Philadelphia Electric Company, said latter point being 35 feet more or less distant Northeasterly from a point in the center line of aforesaid Cromby Phoenixville Road measured on a course North 35 degrees 52 minutes 20 seconds East along line dividing ground of Philadelphia Electric Company and said ground now or late of Abraham Hallman; thence along said other ground of Philadelphia Electric Company North 35 degrees 52 minutes 20 seconds East crossing an iron pin set 5 feet from the edge of the Stoney Run Creek and crossing last mentioned creek 269.80 feet to a point near the west side of said creek at the low water line of the Schuylkill River; thence crossing the mouth of last mentioned creek at the low water line of the Schuylkill River; thence crossing the mouth of last mentioned creek and along the low water line of the Schuylkill River South 37 degrees 53 minutes 15 seconds East 73.25 feet to a point; thence continuing along the low water line of the Schuylkill River the two (2) following courses and distance; (1) South 58 degrees 42 minutes East 318.34 feet to a point; and (2) South 54 degrees 56 minutes East 130.73 feet to a point; a corner common to ground herein described and other ground of Philadelphia Electric Company and thence along last mentioned ground South 22 degrees 37 minutes 15 seconds West crossing an iron pin set 8 feet from the edge of the water 216.30 feet to the first mentioned point and place of beginning. CONTAINING 2.993 acres of ground more or less. PREMISES Q ALL THAT CERTAIN strip or parcel of ground situate in the Sixth Ward of the Borough of Phoenixville, (formerly the Township of Schuylkill), County of Chester, Commonwealth of Pennsylvania, bounded and described in accordance with a plan of property of Harriet E. Elliott Estate, made by Earl R. Ewing, Inc., dated February 25, 1970 as follows: BEGINNING at a spike set at the intersection of the center line of Township Line Road, produced Northeastwardly, dividing the Borough of Phoenixville, and the Township of East Pikeland and the center line of Cromby Road and extending thence from said point of beginning along ground of Philadelphia Electric Company the five following courses and distances; (1) along the line dividing the Borough of Phoenixville and the Township of East Pikeland North 40 degrees 47 minutes 20 seconds East 36.33 feet to an iron pipe (2) South 51 degrees 06 minutes 30 seconds East 134.20 feet to an iron pipe; (3) South 57 degrees 34 minutes 10 seconds East 143.28 feet to an iron pipe; (4) South 53 degrees 53 minutes 10 seconds East 76.75 feet to an iron pipe and (5) South 53 degrees 20 minutes 50 seconds East 97.72 feet to an iron pipe set at a corner common to ground herein described and ground now or late of Margaret J. Riley; thence along said ground now or late of Margaret J. Riley South 31 degrees 09 minutes 30 seconds West crossing an iron pin set 62.77 feet Southwest of the last mentioned iron pipe 84.35 feet to a spike set on the center line of Cromby Road and thence along same the two following courses and distances; (1) North 50 degrees 04 minutes West 186.92 feet to a spike and (2) North 48 degrees 20 minutes West 276.34 feet to the first mentioned point and place of beginning. CONTAINING 0.617 of an acre more or less. PREMISES R (Intentionally omitted) Being part of the same premises which Exelon Generation Company, LLC by Deed dated 6/11/18 and recorded 8/21/18 in Chester County, PA, in Record Book 9799 Page 2383 conveyed unto WP Cromby, LLC, a Delaware limited liability company, in fee.

A-16 EXCEPTING AND RESERVING THEREFROM all that certain tract of land conveyed to The County of Chester, by Deed (Fee Simple) dated 7/16/2024 and recorded 8/29/2024, in Chester County, PA, in Record Book 11260 page 431.

A-17 500 S. Gravers Road, Plymouth Meeting, PA 19462 Montgomery County and Commonwealth of Pennsylvania ALL THAT CERTAIN lot or piece of land, situate in the Township of Plymouth, County of Montgomery and Commonwealth of Pennsylvania, as shown on a Plan of 500 Gravers Road prepared by landmark Engineering (formerly Reagis, Inc) Engineers and Surveyors, Job Number 99037, plan dated October 1, 1999 and last revised December 6, 2001, being more fully described as follows, to wit: BEGINNING at a point in the center line of Gravers Road (33 feet wide) and the Southerly right of way line of the Delaware River Extension of the Pennsylvania Turnpike , said point being at the distance of 100 feet measured Southeastwardly from the right angles to the centerline of aforesaid Turnpike and extending thence from said point of beginning along the said center line of Gravers Road, South 29 degrees 24 minutes 05 seconds East 531.35 feet to a nail; thence through ground no or late of Philadelphia Electric Company, of which this is part, the two following courses and distances, (1) on a line parallel with and 535 feet distant measured Northwesterly from and at right angles to the aforesaid centerline of the Pennsylvania Railroad Company's right of way South 86 degrees 23 minutes 55 seconds West 781.50 feet to an iron pin (2) on a line parallel with and 150 feet distant measured Easterly from and at right angles to the Easterly right of way line of the Philadelphia Electric Company's transmission line right of way North 00 degrees 06 minutes 05 seconds East 334.53 feet to a point in the Southerly right of way line of aforesaid Turnpike said point being 133 feet distant measured Southeasterly from and at right angles to the aforesaid center line of Turnpike; thence along the last mentioned right of way line, the three following courses and distances (1) on a line parallel to and 133 feet distant measured Southeastwardly from and at right angles to the last mentioned center line North 74 degrees 34 minutes 05 seconds East 340.80 feet to a point (2) North 41 degrees 08 minutes 35 seconds East 59.90 feet to a point (3) on a line parallel to and 100 feet distant measured Southeastwardly from and at right angles to the last mentioned center line, North 74 degrees 34 minutes 05 seconds East 156.25 feet to the first mentioned point and place of beginning. Less and Excepting thereout and therefrom the land described in that certain Deed of Dedication set forth of record in Deed Book 5750 page 1458. TOGETHER with and under and subject to that certain Sewer Easement Agreement as set forth in Deed Book 4705 page 2218. Being the same premises which 500 Gravers Associates, L.P., a Pennsylvania limited partnership by Deed dated 3-7-2005 and recorded 4-1-2005 in Montgomery County in Deed Book 5548 Page 2326 conveyed unto BPG Office VI Gravers LP, a Pennsylvania limited partnership, in fee. Being the same premises which BPG Office VI Gravers RD LLC, a Pennsylvania limited partnership by Deed dated 6-27-2017 and recorded 7-12-2017 in Montgomery County in Deed Book 6052 Page 1550 conveyed unto 500 South Gravers RD LLC, a Pennsylvania limited liability company, in fee. APN/Parcel ID(s): 49-00-04504-00-1

A-18 688 and 790 Bear Hill Road, Berwyn, PA 19321 Chester County, Commonwealth of Pennsylvania Premises A ALL that certain piece, parcel or lot of land situate in the Township of Tredyffrin County of Chester and Commonwealth of Pennsylvania more particularly bounded and described as follows, to wit: BEGINNING at a rebar set along the legal variable width right-of-way of Bear Hill Road (S.R. 0252) at the division line between lands of George J. & Regina F. Bartosh and lands now or formerly Philadelphia Electric Company as shown on "ALTNNSPS Land Title Survey Plan for PECO Energy Company at 688-790 Bear Hill Road" referenced hereinafter; THENCE along said variable width right-of-way of Bear Hill Road (S.R. 0252) North 38"36'25" East a distance of 356.52 feet to a rebar set; THENCE along said right-of-way of Bear Hill Road (S.R. 0252) and the division line between Premises A and Premises B South 49"50'52" East passing over a rebar set at 20.00 feet for a total distance of 207.84 feet to a found concrete monument along the division line between lands of George J. & Regina F. Bartosh and lands now or formerly Philadelphia Electric Company; THENCE along the said division line between lands of George J. & Regina F. Bartosh and lands now or formerly Philadelphia Electric Company South 69"14'08" West a distance of 407.81 feet to the POINT OF BEGINNING. CONTAINING 37,036 square feet and being all Premises A as shown on the "ALTNNSPS Land Title Survey Plan for PECO Energy Company at 688-790 Bear Hill Road" prepared by RETTEW Associates, Inc. Dated December 04, 2024. UPI: 43-9-86 Street Address: 790 Bear Hill Road Premises B ALL that certain piece, parcel or lot of land situate in the Township of Tredyffrin County of Chester and Commonwealth of Pennsylvania more particularly bounded and described as follows, to wit: BEGINNING at a rebar set along the legal 145-foot-wide right-of-way of Bear Hill Road (S.R. 0252) at the division line between lands of George J. & Regina F. Bartosh and lands now or formerly Dorothy Bartosh Burkus and Michael Burkus as shown on "ALTA/NSPS Land Title Survey Plan for PECO Energy Company at 688-790 Bear Hill Road" referenced hereinafter; THENCE along said division line between lands of George J. & Regina F. Bartosh and lands now or formerly Dorothy Bartosh Burkus and Michael Burkus the following four (4) courses and distances: 1. South 55"09'52" East a distance of 75.39 feet to a found 5/8" rebar; 2. South 24"29'31" West a distance of 139.02 feet to a found 5/8" rebar; 3. South 14"43'30" East a distance of 91.97 feet to a found 5/8" rebar; 4. South 34"50'59" West a distance of 74.33 feet to a found concrete monument along the division line between Premises A and Premises B;

A-19 THENCE along said along the division line between Premises A and Premises B North 49'50'52" West a distance of 187.84 feet to a rebar set along the said legal 145-foot-wide right-of-way of Bear Hill Road (S.R. 0252); THENCE along the said legal 145-foot-wide right-of-way of Bear Hill Road (S.R. 0252) North 38'36'25" East a distance of 253.89 feet to the POINT OF BEGINNING. CONTAINING 33,531 square feet and being all Premises Bas shown on the "ALTA/NSPS Land Title Survey Plan for PECO Energy Company at 688-790 Bear Hill Road" prepared by RETTEW Associates, Inc. Dated December 04, 2024. UPI: 43-9-87 Street Address: 688 Bear Hill Road

A-20 1814 and 1818 Gallagher Road, Plymouth Meeting, PA 19462 Montgomery County, Commonwealth of Pennsylvania (Premises-A) All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Township of Plymouth, County of Montgomery and Commonwealth of Pennsylvania, bounded and described according to a survey made July, 1933 by Will D. Hiltner, C. E., a follows: BEGINNING at a point in the middle of a public road, known as Gallagher Road, (leading to Bellvoir Avenue), said point being marked by a iron pin in line of land now or late of August Ungaub; thence along the middle of the said public road, North sixty-seven degrees fifty-six minutes West one hundred three and five tenths feet to an iron pin in line of land now or late of Steve Zimnoch; thence along the same, North forty degrees eighteen minutes East one hundred twenty-nine feet to a stake in line of other land now or late of Steve Zimnoch; thence along the same North forty-eight degrees one minute West forty and eighty-five hundredths feet to a stake in line of land now or late of Daniel Rhoads Estate, thence along the same North forty-five degrees four minutes East one hundred twenty-one and ninety- five hundredths feet to a post in land now or late of Daniel Rhoads Estate, thence along the same South forty-four degrees forty-five minutes East one hundred three feet to a post in line of land now or late of August Ungaub, thence along the same South thirty-five degrees fifteen minutes West three hundred eight and five tenths feet to an iron pin in the middie of the said public road and point of BEGINNING. (Premises-B) All that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Township of Plymouth, County of Montgomery and Commonwealth of Pennsylvania, bounded and described according to a Survey made by John E. Burkhardt, dated October 1955, as follows to wit; BEGINNING at an iron pin on the Northeast side of Gallagher Road a corner of this and land formerly of Steve Zimnoch, now or late of Joseph Stong, said point of beginning being South seventy-six degrees twenty-six minutes East from the center line of Gravers Lane, five hundred twenty one feet, thence along land of Stong, North thirty degrees, forty five minutes East, two hundred ninety eight and sixty one- hundredths feet to an old post, a corner in line of land now or late of Sherman Reid, thence along said land of Reid, South fifty two degrees, twenty six minutes thirty seconds East, One hundred thirty one and fifty nine one-hundredths feet to an iron pin, a corner of other land of Edward Ferrier, et ux, thence along said land of Ferrier, South twenty seven degrees, fifty minutes West Two hundred thirty nine and eleven one-hundredths feet to an iron pin on the Northeast side of Gallagher Road aforesaid, and thence along the said side thereof North seventy six degrees, twenty six minutes West One hundred forty nine and fifty three one-hundredths feet to the place of BEGINNING. (As to Premises-A) Being the same premises which Ruth E. Stong by Deed dated 8-27-2003 and recorded 12-5-2003 in Montgomery County in Deed Book 5484 page 2223 conveyed unto Jacob M. Stong and Barbara Stong, husband and wife, in fee. (As to Premises-B) Being the same premises which James M. Miller and Viola E. Miller, his wife by Deed dated 10-11-1968 and recorded 10-14-1968 in Montgomery County in Deed Book 35M page 190 conveyed unto Jacob M. Stong and Barbara A. Stong, his wife, in fee. (As to A and B) Being the same premises which Jacob M. Stong and Barbara A. Stong, husband and wife by Deed dated 3- 18-2024 and recorded 3-19-2024 in Montgomery County, PA, in Deed Book 6357 Page 688 conveyed unto LCI Properties L.L.C., a Pennsylvania limited liability company, in fee.